EXHIBIT 10.30


                            STOCK PURCHASE AGREEMENT
                                  by and among
                               AVROHOM OUSTATCHER,
                               MENACHEM GOLDSTONE
                                       and
                            GROUP LONG DISTANCE, INC.




                                 August 11, 1997


                                    10.30-1

                            STOCK PURCHASE AGREEMENT

                  AGREEMENT, dated as of August 11, 1997, by and among AVROHOM OUSTATCHER, an individual residing at 1002 Avenue K, Brooklyn, New York 11230 ("Oustatcher"), MENACHEM GOLDSTONE, an individual residing at 1259 East 8th Street, Brooklyn, New York 11230 ("Goldstone") (Oustatcher and Goldstone are sometimes hereinafter referred to collectively as "Sellers" and individually as a "Seller"), and GROUP LONG DISTANCE, INC., a Florida corporation having its principal office at 1451 West Cypress Creek Road, Suite 200, Ft. Lauderdale, Florida 33309 ("Purchaser").
                                   WITNESSETH:

                  WHEREAS, Sellers own an aggregate of 200 shares of the Common Stock, no par value (the "Shares"), of Eastern Telecommunications Incorporated, a New York corporation ("ETI" or the "Company"), which constitute all of the issued and outstanding shares of capital stock of the Company; and

                  WHEREAS, Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, all of the Shares at the Price (as hereinafter defined), upon the terms and subject to the conditions contained in this Agreement;
                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Purchase and Sale of Shares, Delivery of Stock
Certificates.

                  (a) Subject to and upon the terms and conditions set forth in this Agreement, each Seller agrees to sell, transfer, convey, assign and deliver to Purchaser, and Purchaser agrees to purchase from each Seller, at the Closing (as hereinafter defined), all of such Seller's right, title and interest in and to the Shares owned by him, free and clear of all Encumbrances (as defined below). As used in this Agreement, the term "Encumbrances" shall mean liens, claims, charges, pledges, security interests, encumbrances, options, warrants, agreements or restrictions of any kind, whether created in law or equity, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership; provided, however, that the term "Encumbrances" shall not include: (i) any lien, pledge, security interest or encumbrance arising out of any of the Related Agreements (as hereinafter defined); (ii) any claim, lien, encumbrance or restriction of any kind, including without limitation any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, arising out of or relating to any failure to make any filing or registration, give any notice or obtain any consent, approval or authorization as described in Section 6 below; or (iii) any restriction arising out of or relating to the failure to obtain any consent or approval from Tel-Save Holdings, Inc. ("Tel-Save").


                                     10.30-2

                  (b) Each Seller shall deliver to Purchaser at the Closing, certificates representing the Shares owned by him, duly endorsed or accompanied by stock powers duly executed, with all necessary stock transfer stamps attached thereto and canceled.

                  2. Purchase Price, Promissory Notes.

                  In consideration of the sale, transfer, conveyance, assignment and delivery of the Shares to Purchaser by Sellers, upon the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties made herein by Sellers, Purchaser will, in full payment thereof, pay to Sellers at the Closing a total purchase price of Seven Million Dollars ($7,000,000) (the "Price"), payable by the execution and delivery to each Seller of Purchaser's Promissory Note in the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000), each in the form of Exhibit A annexed hereto (together, the "Promissory Notes").

                  3. Closing. (a) The closing of the transactions contemplated by this Agreement (the "Closing") shall take place simultaneously with the execution of this Agreement at 10:00 A.M., local time, on August 11, 1997 at the offices of Nathan & Brecher, LLP, 675 Third Avenue, Sixteenth Floor, New York, New York 10017, or such other time and place as the parties may agree upon (the "Closing Date"). Simultaneously with the Closing, the Sellers shall, subject to this Agreement and the Related Agreements, put the Purchaser into full and actual possession, enjoyment and operating control of the Shares, the Warrant Documents (as hereinafter defined) and the assets and business of the Company.

                  (b) At the Closing, Purchaser will execute and deliver to Sellers a pledge agreement in the form of Exhibit B annexed hereto (the "GLD Pledge Agreement").

                  (c) At the Closing, Purchaser will execute and deliver to Sellers a security agreement in the form of Exhibit C annexed hereto (the "GLD Security Agreement").

                  (d) At the Closing, Purchaser will cause the Company to execute and deliver to Sellers a guaranty in the form of Exhibit D annexed hereto (the "Guaranty").

                  (e) At the Closing, Purchaser will cause the Company to execute and deliver to Sellers a pledge agreement in the form of Exhibit E annexed hereto (the "ETI Pledge Agreement").

                  (f) At the Closing, Purchaser will cause the Company to execute and deliver to Sellers a security agreement in the form of Exhibit F annexed hereto (the "ETI Security Agreement").

                  (g) At the Closing, Purchaser will cause the Company to execute and deliver to Sellers a collateral assignment of contracts in the form of Exhibit G annexed hereto (the "Assignment").

                  (h) At the Closing, Purchaser will cause the Company to execute and deliver to Sellers a release in the form of Exhibit H annexed hereto (the "Release").

                  (i) At the Closing, Purchaser will cause the Company to execute and to deliver to Sellers an indemnification agreement in the form of
Exhibit I annexed hereto (the "Indemnification



                                     10.30-3

Agreement"). The GLD Pledge Agreement, the GLD Security Agreement, the Guaranty, the ETI Pledge Agreement, the ETI Security Agreement, the Assignment, the Release and the Indemnification Agreement are sometimes hereinafter collectively referred to as the "Related Agreements".

                  4. Representations and Warranties by Sellers. Each of the Sellers jointly and severally represent and warrant to Purchaser as follows:

                  (a) Organization, Standing, Corporate Documents and Subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Company has full corporate power and corporate authority to own, lease or operate all of its properties and assets and to carry on its business as and where it is being conducted. Sellers have delivered to Purchaser true and complete copies of (i) the Company's certificate of incorporation and all amendments thereto (the "Certificate of Incorporation"), certified by the Secretary of State of the State of New York, and (ii) the by-laws (the "By-Laws") of the Company as presently in effect, certified as true and correct by the Company's Secretary. Except as otherwise set forth in Section 4(a) of the Disclosure Schedule dated as of the date hereof and delivered herewith to Purchaser by Sellers and forming a part of this Agreement (the "Disclosure Schedule"), no amendment or other document relating to or affecting the Certificate of Incorporation has been filed since the date of the Certificate of Incorporation delivered herewith, and there are no proceedings by the shareholders of the Company, pending or to each of the Sellers' knowledge, threatened, either: (i) for the liquidation or dissolution of the Company, or (ii) threatening its existence. The Company does not have any subsidiaries or affiliated companies and does not otherwise own any shares of capital stock or any interest in, or control, directly or indirectly, any other corporation, partnership, limited liability company, trust or other entity, other than ETI Telecommunications Inc. (the "Other Company"), a New York corporation wholly-owned by the Sellers, the name of which will be changed by the Sellers as soon as practicable to a name that is not similar to the name of the Company and that does not contain the acronym "ETI". Sellers agree that they shall not incorporate any new corporation whose name contains the acronym "ETI." Sellers represent that the existence of the Other Company will not affect the ability of the Company to conduct its business or to exercise the Warrant Documents. Sellers acknowledge that nothing contained in this Agreement shall be construed as an assumption by Purchaser or the Company of any of the liabilities of the Other Company. The Company has no equity or debt investment in any corporation, partnership, limited liability company, trust or other entity.

                  (b) Execution, Delivery and Performance of Agreement; Authority. Subject to Section 6 herein, and except as otherwise set forth in
Section 4(b) of the Disclosure Schedule: (i) neither the execution, delivery nor performance of this Agreement by the Sellers will violate or conflict with or result in a default under any provision of the Company's Certificate of Incorporation


                                     10.30-4
or By-Laws or any mortgage, deed of trust, indebtedness, lease, license, authorization, agreement, law, rule or regulation or any order, judgment or decree to which the Company or either Seller is a party or by which any of them or their respective property may be bound or affected; (ii) Sellers have the full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and this Agreement constitutes a valid and binding obligation of Sellers, enforceable in accordance with its terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies; and (iii) upon consummation of the transactions contemplated by this Agreement and registration of the Shares in the name of Purchaser in the stock records of the Company, the Purchaser will acquire all of the rights of the Sellers to the Shares free and clear of any Encumbrance or "adverse claim" (as such term is defined in Section 8-302 of the Uniform Commercial Code as in effect in the State of New York ) assuming the Purchaser acquires such Shares in good faith and without notice of any "adverse claim."

                  (c) Capitalization. The authorized capital of the Company consists of 200 Shares, no par value, all of which shares are issued and outstanding. There are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which the Company, the Sellers or any affiliate thereof is a party or by which any of them might be bound obligating any of them to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or any other security of the Company.

                  (d) Ownership of the Shares. Each Seller is the owner, of record and beneficially, of 100 Shares, free and clear of all Encumbrances. All of the Shares have been duly authorized and validly issued, and are fully-paid and non-assessable. The Shares are not subject to any preemptive rights, rescission rights or rights of first refusal created by statute, the Certificate of Incorporation or By-laws or any agreement to which the Company, the Sellers or any affiliate thereof is a party or by which any of them might be bound. Upon Closing, Sellers will transfer all of their right, title and interest in and to the Shares to Purchaser subject to the provisions of the GLD Pledge Agreement.

                  (e) Warrant Documents. Sellers have delivered to Purchaser true and complete copies of: (i) Warrant Agreement #2 to Purchase Common Stock of Tel-Save Holdings, Inc., dated January 12, 1996, between the Company and Tel-Save ("Warrant Agreement #2"); (ii) Warrant Agreement #3 to Purchase Common Stock of Tel-Save, Holdings, Inc., dated January 12, 1996, between the Company and Tel-Save ("Warrant Agreement #3"); (iii) Registration Rights Agreement #2, dated as of January 12, 1996, between the Company and Tel-Save; and (iv) Registration Rights Agreement #3, dated as of January 12, 1996, between the Company and Tel-Save (collectively, the "Warrant Documents"). The


                                     10.30-5

Company has not granted to any party other than Tel-Save any right of first refusal with respect to the shares of Common Stock of Tel-Save issuable upon exercise of the Warrant Documents.

                  (f) Except as disclosed in Section 4(f) of the Disclosure Schedule, to the best knowledge of Sellers, the Sellers have not received any written notice of any cease and desist order, legal action, lawsuit, or legal proceeding which, in the case of any of the foregoing, is currently pending against the Company or any of its properties or rights before any court or by or before any governmental body or arbitration board or tribunal, which would be reasonably likely to have a material adverse effect on the Company's financial condition or the ability of the Company to exercise the Warrant Documents.

                  (g) As of the Closing Date the Company does not have: (i) any liability for borrowed money; or (ii) any liability for commissions due to sales representatives relating to telecommunications customer accounts of the Company in existence as of the Closing Date; provided, however, that Sellers are not making any representation or warranty with respect to any amounts that the Company may owe to Tel-Save. Purchaser acknowledges that: (x) Sellers are not making any representation or warranty whatsoever in connection with the results of operations or financial condition of the Company; and (y) except as specifically set forth in this Section 4(g) or elsewhere in this Agreement, Sellers are not making any representation or warranty whatsoever in connection with the assets or liabilities of the Company.

                  (h) The Company has correctly and properly filed an election under Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code") to be an S corporation, effective its first taxable year, and has filed its Federal Tax Returns in a manner consistent with such status. To the knowledge of the Sellers, the Company has continually complied with the qualification requirements to be so treated as an S corporation. The Company has filed or caused to be filed with the appropriate "Taxing Authorities" (as defined below) all Tax Returns (as defined below) required to be filed by the Company before the Closing Date (taking extensions of filing deadlines into account), and has paid all Taxes shown thereon; all such Tax Returns were correct and complete in all material respects; and all Taxes required to be withheld and paid over by the Company before the Closing Date have been so withheld and paid over. No assessment, deficiency, adjustment or other claim for any Taxes has been asserted, or to the knowledge of the Sellers and the Company proposed, with respect to any Tax Return of the Company, other than asserted claims which have been resolved. There are no Encumbrances on the assets or properties of the Company relating to or attributable to Taxes, other than Encumbrances for Taxes not yet due and payable. Each Seller is a citizen of the United States, and will provide the appropriate affidavit required by Section 1445(b) of the Code to enable the Purchaser not to withhold a Tax under Section 1445(a) of the Code.

                  (i) Since July 31, 1996, neither the Sellers, nor any employee or agent of the Company acting on behalf of the Company


                                     10.30-6

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or at the request or direction of the Sellers, submitted to any long-distance carrier other than Tel-Save in excess of 100 new orders per month for activation of long-distance telephone service.

                  (j) The Company is the record and beneficial owner of the Warrant Documents, free and clear of all Encumbrances (other than Encumbrances specifically referred to in the Warrant Documents), and upon the sale of the Shares pursuant to this Agreement, the Company shall have good and valid title to the Warrant Documents, free and clear of all Encumbrances (other than Encumbrances specifically referred to in the Warrant Documents).

                  (k) The Company has good and marketable title to all of the property listed in Section 4(k) of the Disclosure Schedule free and clear of all Encumbrances, except as disclosed in such Section 4(k) of the Disclosure Schedule. Purchaser acknowledges and agrees that it is acquiring all of such property in its present "as is" condition and that Sellers are making no representation or warranty whatsoever as to the condition of such property. Notwithstanding anything to the contrary contained in this Agreement, Purchaser further acknowledges and agrees that Sellers are not making any representation or warranty whatsoever that, as of the Closing Date, the Company owns any of the assets and properties owned by the Company at any time prior to the Closing Date, except for the Warrant Documents and the property listed in Section 4(k) of the Disclosure Schedule.

                  (l) To the best of Sellers' knowledge, subject to Section 6 herein, and except as otherwise set forth in Section 4(l) of the Disclosure Schedule, no material consents, authorizations, approvals, filings, registrations or notices are required to be obtained, made or given in connection with the execution, delivery and performance of this Agreement by either Seller.

                  (m) To the best of Sellers' knowledge, Section 4(m) of the Disclosure Schedule sets forth a list of all material written agreements to which the Company is a party (either in its own name or in any assumed name) or by which it is bound which (a) restrict the Company's ability to do business;
(b) create an obligation on behalf of the Company; or (c) create a financial commitment or liability on behalf of the Company; provided, however, that such list does not set forth, and Sellers shall have no obligation to disclose to Purchaser, any of the following: (i) any Letter of Authorization from or contract with any telecommunications customers of the Company; (ii) any agreement pursuant to which the Company's only obligation is the payment of money not in excess of $10,000 in the aggregate; (iii) any agreement pursuant to which the Company has no obligations unless it elects to utilize services or receive benefits after the Closing Date pursuant to such agreement; (iv) any agreement terminable by the Company without penalty on 60 days' notice or less, provided that the aggregate liability of the Company pursuant to all such agreements described in this clause (iv) does not exceed $5,000 per month; or
(v) any tariff. Except as otherwise noted in Section 4(m) of the Disclosure Schedule, Sellers have delivered to Purchaser true, correct and complete


                                     10.30-7
copies of all agreements listed on such Section 4(m) of the Disclosure Schedule.


                  (n) Section 4(n) of the Disclosure Schedule is a print-out of information provided to the Company by Tel-Save with respect to the telecommunications customer accounts of the Company who have been billed for the billing period ended on or about July 5, 1997. Notwithstanding anything to the contrary contained in this Agreement, Purchaser acknowledges and agrees that Sellers are not making any representation or warranty whatsoever with respect to the accuracy of such information or otherwise regarding the telecommunications customer accounts of the Company. As of the Closing Date, any telecommunications customer accounts receivable of the Company shall remain the property of the Company; provided, however, that Sellers are not making any representations or warranties with respect to such accounts receivable.

                  5. Representations and Warranties by Purchaser. Purchaser represents and warrants to Sellers as follows:

                  (a) Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power and corporate authority to enter into this Agreement, the Promissory Notes, the GLD Pledge Agreement, the GLD Security Agreement, and the agreements relating hereto and thereto and to carry out the transactions contemplated hereby and thereby.

                  (b) Execution, Delivery and Performance of Agreements by Purchaser. Neither the execution, delivery nor performance by Purchaser of this Agreement, the Promissory Notes, the GLD Pledge Agreement, the GLD Security Agreement and the agreements relating hereto and thereto will violate or result in a default under any provision of Purchaser's certificate of incorporation or by-laws or any mortgage, deed of trust, lease, agreement, law, rule or regulation or any order, judgment or decree to which Purchaser is a party or by which Purchaser may be bound or affected. All proceedings required to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement, the Promissory Notes, the GLD Pledge Agreement, the GLD Security Agreement and the agreements relating hereto and thereto have been properly taken; and each of this Agreement, the Promissory Notes, the GLD Pledge Agreement, the GLD Security Agreement and the agreements relating hereto and thereto constitutes, or when executed and delivered to Sellers pursuant to this Agreement will constitute, a valid and binding obligation of Purchaser, enforceable in accordance with their respective terms, except as such enforceability may be limited by principles of public policy and subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and to rules of law governing specific performance, injunctive relief or other equitable remedies.

                  (c) Execution, Delivery and Performance of Agreements by the Company. Upon execution of this Agreement and delivery of the Shares by the Sellers to the Purchaser as contemplated


                                     10.30-8
hereby, the Purchaser shall cause the Company to authorize the execution, delivery and performance of the Related Agreements to which the Company is a party and the agreements relating thereto; and in reliance on the accuracy of the representations and warranties of the Sellers contained herein, each of the Related Agreements to which the Company is a party, when executed and delivered to Sellers pursuant to this Agreement, will constitute a valid and binding obligation of ETI, enforceable in accordance with its terms.

                  (d) Investment Intent. Subject to the terms of the GLD Pledge Agreement, Purchaser will acquire the Shares for its own account for investment and not with a view to distribution, resale, subdivision or fractionalization thereof. Purchaser has no present plans to enter into any contract, undertaking, agreement or arrangement to sell, distribute, transfer, assign, pledge, encumber or otherwise dispose of the Shares. No other person has a direct or indirect interest in the Shares being acquired by Purchaser pursuant to this Agreement. Purchaser further acknowledges that, in reliance upon applicable exemptions, the sale of the Shares has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. Accordingly, the Shares may not be sold, pledged, hypothecated or otherwise transferred unless registered under the Act and state securities laws, or exemptions from such registration are available.

                  6. Consents and Approvals. Purchaser agrees that Purchaser shall make all filings and registrations with, give all notices to, and obtain all material consents, approvals and authorizations from, any governmental or regulatory authority required in connection with the transactions contemplated by this Agreement, regardless of whether Purchaser, Sellers or the Company are legally obligated to make any such filings and registrations, give any such notices or obtain any such consents, approvals or authorizations, including without limitation any filings, registrations, notices, consents, approvals or authorizations required by any public utility commission or public service commission or by the Federal Communications Commission. Sellers acknowledge that as of the date of this Agreement, Purchaser has not yet fully complied with the first sentence of this Section 6. Notwithstanding anything to the contrary contained in this Agreement: (i) except as set forth in Section 4(h), Sellers are making no representations or warranties with respect to any governmental or regulatory filings, registrations, notices, consents, approvals or authorizations, and Sellers shall have no liability to Purchaser as a result of any failure to make any such filings and registrations, give any such notices or obtain any such consents, approvals or authorizations; and (ii) Sellers are making no representations or warranties with respect to the present or past compliance by the Company with any applicable laws, rules or regulations of any governmental authority relating to the conduct of the business of the Company, including without limitation any required filings, registrations, notices, consents, approvals, authorizations or licenses required by any public utility commission or public


                                     10.30-9
service commission or by the Federal Communications Commission, and Sellers shall have no liability to Purchaser for any present or past failure by the Company to comply with any such laws, rules or regulations. Nothing contained in this Section 6 shall preclude Sellers, at their option and upon three (3) days prior written notice to Purchaser, from taking any action in order to secure such filings, registrations, notices, consents, approvals or authorizations; provided, that Purchaser shall reimburse Sellers for all reasonable costs incurred by Sellers in taking such action. Purchaser agrees that it shall not permit the Company to market telecommunications services in any jurisdiction unless and until all filings, registrations, notices, consents, approvals and authorizations required to be made, given or obtained with respect to such jurisdiction shall have been so made, given and obtained.

                  7. Expenses. Subject to Section 6, each party will pay all fees and expenses incurred by it in connection with this Agreement, the Related Agreements and the transactions contemplated hereby and thereby, including but not limited to fees of each party's respective counsel, provided, however, that, except as otherwise provided in Section 6, all documentary, stamp, excise, transfer, filing, recordation and similar taxes and fees (including all real estate transfer taxes and conveyance and recording fees) imposed by the State of New York or any political subdivision thereof on Sellers or the Company by reason of the sale of the Shares pursuant to this Agreement, and any accrued or outstanding counsel fees and disbursements of the Company and the Sellers, if any, incurred in connection with this Agreement and the transactions contemplated hereby will be borne by the Sellers.

                  8. Indemnification. (a) Sellers hereby jointly and severally agree to indemnify and hold harmless the Purchaser and its affiliates, shareholders, officers, directors, employees, agents, subsidiaries, successors and assigns from, against and in respect of any and all loss, claim, liability, damage, cost, expense, interest, award, judgment, fine and penalties (including reasonable legal fees and expenses) suffered or incurred by them (sometimes hereinafter a "Purchaser Loss") arising out of or resulting from: (i) any untrue representation, breach of warranty or nonfulfillment of any covenant or agreement by Sellers contained in this Agreement, the Disclosure Schedule, or in any certificate or other document which confirms the representations and warranties made herein; (ii) any liability to any vendor for the purchase of goods delivered or services rendered prior to the Closing; (iii) any liability for wages, employee benefits or severance payments relating to the period prior to the Closing, and any liability for Workers' Compensation premiums due with respect to wages paid prior to the Closing; (iv) any liability for Taxes payable by the Company for taxable periods ending on or prior to the Closing Date or which begin before and end after the Closing Date (with respect to which taxable periods the Tax for which indemnification is hereby provided shall be computed on the basis of items of income, gain, loss and deduction (or, if relevant, sales, employment or transactions) as though the



                                    10.30-10
taxable period ended at Closing), other than any liability for Taxes attributable to (A) a transaction entered into by the Company after the Closing, or (B) any election made by the Company or Purchaser after the Closing; and (v) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation legal fees and expenses) incident to any of the foregoing or incurred in enforcing this indemnity. It is specifically acknowledged and agreed that, except as specifically set forth in Section 7 or in this Section 8(a), Sellers shall have no liability or obligation whatsoever to Purchaser or the Company for any debt, liability or obligation of the Company, direct or indirect, fixed, contingent or otherwise, whether arising or existing before or after the Closing Date. Without limiting the generality of the foregoing: (i) Sellers shall have no liability or obligation whatsoever with respect to any amounts that the Company may owe to Tel-Save; (ii) except as specifically set forth in Section 7 or in this Section 8(a), Sellers shall have no liability or obligation whatsoever with respect to any contracts or agreements of the Company; and (iii) Purchaser and the Company shall be solely liable for all such amounts, contracts and agreements.

                  (b) Purchaser hereby agrees to indemnify and hold Sellers harmless from, against and in respect of any and all loss, claim, liability, damage, cost, expense, interest, award, judgment, fine and penalties (including reasonable legal fees and expenses) suffered or incurred by them arising out of or resulting from: (i) any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by Purchaser or the Company contained in this Agreement, any Related Agreement, any agreement relating hereto or thereto, or in any certificate, document or instrument delivered to Sellers hereunder or thereunder; (ii) the failure to make any filing or registration, give any notice or obtain any consent, approval or authorization of any governmental or regulatory authority or of Tel- Save in connection with the transactions contemplated by this Agreement; (iii) any debts, liabilities or obligations of the Company, direct or indirect, fixed, contingent or otherwise, whether arising or existing before or after the Closing Date; provided, however, that this clause (iii) shall not apply to any Purchaser Loss for which Purchaser is entitled to be indemnified hereunder; (iv) without limiting clause (iii), any liability for Taxes relating to the Company for taxable periods beginning on or after the Closing Date or ending after the Closing Date (except Taxes that Purchaser is entitled to be indemnified by the Sellers as provided in clause
(iii) of Section 8(a) above), including any liability for Taxes attributable to
(A) a transaction entered into by the Company after the Closing, or (B) any election made by the Company or Purchaser after the Closing; and (v) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation reasonable legal fees and expenses) incident to any of the foregoing or incurred in enforcing this indemnity.

                  (c) Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the


                                    10.30-11

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"Indemnified Party") shall provide written notice to the other party (the
"Indemnifying Party") as soon as possible but in no event later than thirty (30) days of becoming aware of any such claim to indemnification and, as expeditiously as possible thereafter, the facts constituting the basis for such claim. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such claim or legal proceeding with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such action, with its counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or litigation resulting therefrom, the Indemnified Party may defend against such claim or litigation in such manner as it may deem appropriate, provided, however, that the Indemnified Party may not settle any such claim or litigation without the prior written consent of the Indemnifying Party.

                  (d) Notwithstanding anything to the contrary contained herein, neither Seller shall have any liability to the Purchaser hereunder unless and until the aggregate amount of losses, liabilities, damages, costs and expenses for which the Purchaser is entitled to be indemnified under this Section 8 shall exceed Fifty Thousand Dollars ($50,000), at which point Sellers shall be obligated to indemnify Purchaser only for such losses, liabilities, damages, costs and expenses in excess of Fifty Thousand Dollars ($50,000) pursuant to this Section 8.

                  (e) Notwithstanding anything to the contrary contained herein:
(i) in no event shall either Seller have any responsibility, obligation or liability to indemnify Purchaser for any amount in excess of the amount of principal actually paid to such Seller pursuant to such Seller's Promissory Note; (ii) in no event shall the Sellers collectively have any responsibility, obligation or liability to indemnify Purchaser for any amount in excess of an aggregate of Three Million Five Hundred Thousand Dollars ($3,500,000); and (iii) in no event shall the Purchaser have any responsibility, obligation or liability to indemnify the Sellers for any amount in excess of Three Million Five Hundred Thousand Dollars ($3,500,000); provided, however, that clause (ii) above, shall not apply to Purchaser's obligation to indemnify Sellers for any non-fulfillment by Purchaser or the Company of Section 11(f) below.

                  (f) All statements, representations, warranties, indemnities, covenants and agreements made by Sellers in this Agreement shall expire six months from the date of the Closing; provided, however, that the statements, representations, warranties, indemnities, covenants and agreements made by Sellers with respect to Taxes shall continue in full force and effect until the expiration of the applicable statute of limitations. All statements, representations, warranties, indemnities, covenants and agreements made by the Purchaser in this Agreement shall expire five (5) years from the date of the Closing;


                                    10.30-12
provided, however, that the statements, representations, warranties, indemnities, covenants and agreements made by Purchaser with respect to Taxes shall continue in full force and effect until the expiration of the applicable statute of limitations. The right to indemnity under this Section 8 shall survive such expiration if the Indemnified Party shall have notified the Indemnifying Party in accordance with Section 8(c) of its claim for indemnity and of the facts giving rise to such right to indemnity before the expiration of the representation or warranty.

                  9. Notices. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class registered mail, return receipt requested, or by commercial courier or delivery service, addressed to the parties at the addresses set forth below (or at such other address as any party may specify by notice to all other parties given as aforesaid):

                  (a)      If to Sellers, to:

                           Avrohom Oustatcher
                           1002 Avenue K
                           Brooklyn, New York 11230

                           and

                           Menachem Goldstone
                           1259 East 8th Street
                           Brooklyn, New York 11230

                           with a copy to:

                           David Brecher, Esq.
                           Nathan & Brecher, LLP
                           675 Third Ave., 16th Fl.
                           New York, New York 10017

                  (b)      If to Purchaser, to:

                           Group Long Distance, Inc.
                           1451 West Cypress Creek Road
                           Suite 200
                           Ft. Lauderdale, Florida 33309
                           Attention: Mr. Gerald M. Dunne, Jr.
                                      President

                           with a copy to:

                           Lawrence B. Fisher, Esq.
                           Caterina A. Conti, Esq.
                           Orrick, Herrington & Sutcliffe LLP
                           666 Fifth Avenue
                           New York, New York 10103

                  10. Brokers. (a) Purchaser represents and warrants to Sellers that Purchaser has not incurred any obligation or liability, contingent or otherwise, for brokerage or finder's fees or agent's commissions or other like payment in connection with this Agreement or the transactions contemplated hereby. Purchaser agrees to indemnify and hold Sellers harmless against and in respect of any such obligation or liability based on agreements, arrangements or understandings claimed to have been made by Purchaser with any third party not disclosed herein.

                   (b) Sellers represent and warrant to Purchaser, jointly and severally, that neither Seller has incurred any obligation or liability, contingent or otherwise, for brokerage or finder's fees or agent's commissions or other like payment in connection with this Agreement or the transactions contemplated hereby. Sellers, jointly and severally, agree to indemnify and hold Purchaser harmless against and in respect of any such obligation or liability based on agreements, arrangements or



                                    10.30-13
understandings claimed to have been made by Sellers, or any one of them, with any third party not disclosed herein.

         11.  Taxes.

                  (a) Any Tax Return that is required to be filed by the Company after the Closing Date and which includes the Closing Date or a period prior thereto (other than Tax Returns relating to taxable periods which begin on the Closing Date) will be prepared by the Sellers and their advisors at the Sellers' expense and provided to the Company (together with the payment of the Sellers' Tax liability for Taxes due and owing by the Company attributable to the taxable period or portion thereof up to the Closing) for review by the Company; and the Company shall execute and file such Tax Return and pay any Tax shown thereon. Any Tax Return to be delivered to the Purchaser by the Sellers (together with the required Tax payment) shall be delivered at least 10 days prior to the due date of such Tax Return (determined with regard to extensions). In determining the Taxes attributable to the portion of a period up to the Closing (with respect to a taxable period beginning before and ending after the Closing), the Taxes shall be calculated on the basis of items of income, gain, loss and deduction (or, if relevant, sales, employment or transactions) as though the taxable year of the Company terminated at the Closing. In no event shall any amendment to such a Tax Return be filed without the prior written consent of the Sellers, which consent shall be given provided such amendment does not result, in the judgment of Sellers' tax counsel, in any additional Tax liability to the Sellers. In the event that the Company, Purchaser, and the Sellers cannot agree as to the treatment of any particular item on a Tax Return prepared by the Sellers, as required above, such Tax Return shall reflect the treatment of that item desired by the Sellers absent a determination by a nationally recognized accounting firm (not otherwise utilized by any of the parties hereto) which is retained at the expense of the Company to the effect that there is no reasonable basis for the treatment desired by the Sellers. In the event of such a determination, however, the Sellers may at their expense obtain a determination from another such nationally recognized accounting firm (not otherwise utilized by any of the parties hereto) regarding such treatment, and, if the latter concludes that there is a reasonable basis for such treatment, the Tax Return shall reflect the treatment desired by the Sellers.


                  (b) The Sellers shall have full responsibility and discretion in the handling, at the Sellers' expense, of any Tax Controversy with respect to any item that would give rise to a payment of Tax for which the Sellers would be liable, under Section 8 hereof, including an audit, a protest to the Appeals Division of the IRS, any other administrative proceeding and litigation in Tax Court or any other court of competent jurisdiction (a "Tax Controversy"), involving a Tax Return of the Company, provided that with respect to any item that would give rise to a payment of Tax for which the Sellers would be liable, the Sellers each deliver to the Company (if requested by the Company) a written notice acknowledging the indemnification liability under Section 8. In the course of any Tax Controversy described in

                                    10.30-14
the preceding sentence, the Company and Purchaser shall act in accordance with the reasonable directions of the Sellers and shall take any position or other action reasonably requested by the Sellers. In the event there is a dispute as to the reasonableness of any direction or action requested by Sellers, the resolution of such dispute shall be made in accordance with the last two sentences of Section 11(a). With respect to any such handling of a Tax Controversy by the Sellers, the Company shall be entitled to consult in all matters of the Tax Controversy, to be kept informed, and to attend settlement discussions and other conferences and meetings. If the Sellers decline (following reasonable notice by the Company) to address a Tax Controversy involving a Tax Return of the Company for a taxable period ending before or which includes the Closing, the Company shall have full responsibility and discretion in the handling of such Tax Controversy. The Sellers shall consult in good faith with the Company and Purchaser before agreeing to any adjustment in Taxes which would cause the Company to be liable for any Tax for which the Sellers have not indemnified the Purchaser and the Company under Section 8.

                  (c) If the Sellers shall so request, Purchaser or the Company, as appropriate, shall file an amendment to a Tax Return with respect to any Taxes for any taxable period of the Company ending on or before the Closing Date, provided that there exists a reasonable basis (if the parties disagree as to whether there exists such a reasonable basis, the question shall be resolved in a manner described in the last two sentences in paragraph 11(a)) for the positions to be taken on such amended Tax Return. The Sellers shall consult in good faith with the Company and Purchaser before the filing of any such amendment which would cause the Company to be liable for any Tax for which the Sellers have not indemnified the Purchaser and the Company under Section 8.

                  (d) Each of the parties hereto shall provide the other parties with such assistance as may reasonably be requested by such other parties in connection with the preparation of any Tax Return (including an amendment thereof), any audit or other examination by any taxing authority, and any judicial or administrative proceedings relating to the liability of the Company for Taxes with respect to taxable periods of the Company ending on or before the Closing Date or which include the Closing, and each of the parties shall retain, until the expiration of all applicable statutes of limitation (including extensions), and provide the other parties with copies of, any records or information which may be relevant to such return, claim for refund, audit or examination, proceedings or determination.

                  (e) For purposes of this Agreement: (i) "Taxes" means all taxes imposed by any United States federal, state or local taxing authority or by any foreign taxing authority, including, but not limited to, income, gross receipts, excise, property, sales, transfer, payroll, ad valorem, value added, withholding, social security, national insurance (or other


                                    10.30-15
similar contributions or payments), and franchise taxes, including any interest, penalty, or additions thereto; (ii) "Tax Return" means any return, declaration, report, claim for refund, information return or statement relating to Taxes, including any schedule or attachment thereto and any amendment thereof; and
(iii) "Taxing Authority" means any governmental authority responsible for the imposition or collection of any Tax.


                  (f) Purchaser and the Company shall not make any election under Section 338 of the Code with respect to the sale of Shares pursuant to this Agreement without the prior written consent of the Sellers.

                  12. Miscellaneous. (a) This Agreement and the Disclosure Schedule and Exhibits hereto constitute the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto. This Agreement together with the Disclosure Schedule and Exhibits hereto contains all of the representations, warranties and indemnities relied upon by Sellers and Purchaser in entering into this Agreement and the agreements relating hereto, and consummating the transactions contemplated hereby and thereby. No party hereto may maintain any action in respect of or relating to this Agreement or the agreements relating hereto, or the transactions contemplated hereby or thereby, based on any representation, written or oral, that is not contained in this Agreement together with the Disclosure Schedules and Exhibits hereto.

                  (b) No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

                  (c) This Agreement shall be binding upon and inure to the benefit of each corporate party hereto, and its successors and assigns, and each individual party hereto and his heirs, personal representatives, successors and assigns.

                  (d) The paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said paragraphs.

                  (e) For a period of one year after the Closing (or, with respect to matters addressed in Sections 8 and 11, for such longer periods as may be necessary under those Sections), each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

                  (f) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

                  (g) This Agreement and all amendments thereof shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be


                                    10.30-16
performed entirely therein, without regard to conflicts of law rules or principles.

                  (h) If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

                  (i) Each party hereby irrevocably consents to the sole and exclusive jurisdiction and venue of the courts of the State of New York located in New York County and of any Federal court located in New York County in connection with any action or proceeding arising out of or relating to this Agreement, or the breach thereof. Each party hereby irrevocably waives any objection, including without limitation any objection to the laying of venue or based on the grounds of forum non conveniens, which such party may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement.

                  (j) Without limiting the generality of the last sentence of
Section 4(k), Purchaser acknowledges and agrees that any and all cash on deposit in the Company's bank account at Merrill Lynch (Merrill Lynch Account Number 89407018) and in any other bank accounts of the Company (collectively, the "Transition Accounts") shall be distributed to Sellers immediately prior to the Closing and, therefore, as of the Closing, such cash on deposit is not the property of the Company and is the sole property of Sellers. Sellers shall retain sole ownership, signing authority and control over the Transition Accounts, and neither Purchaser nor the Company shall withdraw any funds from, write any checks on, or take any other action with respect to, the Transition Accounts. Purchaser shall, and shall cause the Company to, cooperate with Sellers in connection with Sellers' actions with respect to the Transition Accounts. As soon as practicable after the Closing, Sellers shall either close the Transition Accounts or transfer such Transition Accounts to their individual names.

                  (k) Purchaser and Sellers each acknowledge and agree that any controversy which may arise under this Agreement would be based upon difficult and complex issues and therefore, Purchaser and Sellers each agree that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

                  (l) This Agreement shall be construed and enforced without the aid of any canon or rule of law requiring construction against the party drawing or causing this Agreement to be drawn.

                  (m) Purchaser agrees that for a period of fifteen (15) days after the Closing, Sellers shall be entitled to the continued use of their respective offices at the Company's premises at 366 Pearsall Avenue, Cedarhurst, New York (including the use of telephones, copiers and other office supplies and equipment); provided, however, that: (i) Sellers shall not use


                                    10.30-17
such offices to market long-distance telecommunications services or solicit the Company's customers; (ii) Sellers shall not use such offices to hold themselves out as representatives or agents of the Company; and (iii) Sellers shall be responsible for any expenses associated with the use of such offices in excess of $1,000 upon written notice from the Company to Sellers reasonably detailing such expenses.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                     GROUP LONG DISTANCE, INC.



                                     By:
                                           ----------------------------
                                           Gerald M. Dunne, Jr.
                                           President



                                     SELLERS:


                                            ---------------------------
                                            Avrohom Oustatcher


                                            ---------------------------
                                            Menachem Goldstone



                                    10.30-18

                                INDEX OF EXHIBITS

Exhibit A         Promissory Note

Exhibit B         GLD Pledge Agreement

Exhibit C         GLD Security Agreement

Exhibit D         Guaranty

Exhibit E         ETI Pledge Agreement

Exhibit F         ETI Security Agreement

Exhibit G         Assignment of Contracts

Exhibit H         Release

Exhibit I         Indemnification Agreement



                                    10.30-19

                                                                      Exhibit A





                                 PROMISSORY NOTE


$3,500,000                                                       August 11, 1997
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned, GROUP LONG DISTANCE, INC., a Florida corporation having its principal office at 1451 West Cypress Creek Road, Suite 200, Ft. Lauderdale, Florida 33309 ("Maker"), hereby promises to pay to the order of [AVROHOM OUSTATCHER] [MENACHEM GOLDSTONE], an individual residing at [1002 Avenue K, Brooklyn, New York 11230] [1259 East 8th Street, Brooklyn, New York 11230] ("Payee"), at such address or at such other place as shall be designated by Payee in writing, the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) in lawful money of the United States of America and in immediately available funds, payable in full, together with all accrued and unpaid interest thereon, on August 11, 1998.

         Maker further promises to pay interest, in like money and funds, on the unpaid principal amount hereof outstanding from time to time to Payee at the address set forth above, at a rate of 10% per annum (calculated on the basis of a 360-day year of 30-day months), payable monthly on the first day of each calendar month, commencing September 1, 1997, at maturity and upon payment (including prepayment) in full of the unpaid principal amount hereof, including upon acceleration of the principal balance of this Note pursuant to



                                    10.30-20

Section 2 below. After maturity (whether as stated, by acceleration or otherwise), interest on the unpaid principal amount hereof shall be payable on demand at the rate of 21% per annum. If at any time the rate of interest provided for in this Note would exceed the maximum rate of interest permitted by any applicable law, then the rate provided for in this Note shall be suspended and there shall be charged, in lieu thereof, the maximum rate of interest permissible under applicable law.

                  1. Prepayment. Maker may at any time, in its sole discretion, prepay in whole or in part the principal amount of, and accrued interest on, this Note without penalty or premium of any kind. Maker shall be required to prepay the principal amount of this Note from time to time to the full extent of any proceeds from the sale of any capital stock of Tel-Save (as defined below) issued upon the exercise of either of the Warrants (as defined below), after deducting the purchase price paid by Maker for such shares upon such exercise.

                  2. Events of Default. (a) Upon the occurrence of any of the following:


                          (i) Maker shall fail to pay any of the principal of or interest on this Note when due and payable, whether at maturity thereof or by acceleration or otherwise, which failure shall continue for a period of twenty (20) business days from the date thereof; or

                           (ii) Maker shall fail to perform in any material respect any other covenant, agreement or promise contained in this Note or in the GLD Pledge Agreement or the GLD Security Agreement (each as defined in Section 4 below) or in the Stock Purchase Agreement, dated as of August 11, 1997, among Avrohom Oustatcher, Menachem Goldstone and Maker, and, if such default is of a nature that it is susceptible of being cured, such default shall continue uncured for a period of ten
         (10) days after receipt of written notice to Maker from Payee stating the specific default or defaults; provided, however, that if Payee determines that such default is not of a nature that it is susceptible of being cured, then Payee shall have given Maker three (3) days prior written notice of such determination; or

                           (iii) Eastern Telecommunications Incorporated, as guarantor of Maker's obligations under this Note ("Guarantor"), shall materially fail to perform


                                     10.30-2
         any covenant, agreement or promise contained in the Guaranty, dated as of August 11, 1997, made by Guarantor in favor of Payee and [Menachem Goldstone] [Avrohom Oustatcher], and, if such default is of a nature that it is susceptible of being cured, such default shall continue uncured for a period of ten (10) days after receipt of written notice to Guarantor from Payee stating the specific default or defaults (provided, however, that if Payee determines that such default is not of a nature that it is susceptible of being cured, then Payee shall have given Maker three (3) days prior written notice of such determination), or if an Event of Default shall occur under the Pledge Agreement, dated as of August 11, 1997, made by Guarantor in favor of Payee and [Menachem Goldstone] [Avrohom Oustatcher] (after giving effect to any applicable grace periods contained therein), or under the Security Agreement, dated as of August 11, 1997, made by Guarantor in favor of Payee and [Menachem Goldstone] [Avrohom Oustatcher] (after giving effect to any applicable grace periods contained therein), or under the Collateral Assignment of Contracts, dated as of August 11, 1997, made by Guarantor in favor of Payee and [Menachem Goldstone] [Avrohom Oustatcher] (after giving effect to any applicable grace periods contained therein);

                           (iv) Maker shall fail to pay any of the principal of or interest on the Promissory Note, dated the date hereof, in the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000), made by Maker in favor of [Menachem Goldstone] [Avrohom Oustatcher] (after giving effect to any applicable grace periods contained therein);

                           (v) Maker or Guarantor shall (a) become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise, (b) voluntarily cease to conduct its business in the ordinary course, (c) commence any proceeding or file any petition or answer under any liquidation or reorganization with creditors or any other relief under any bankruptcy, reorganization, arrangement, insolvency, or other proceeding, whether Federal or state, relating to the relief of debtors, (d) acquiesce in the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or effect a plan or other arrangement with its creditors, (e) admit the material allegations of a petition filed against it in any bankruptcy, reorganization, arrangement, insolvency or other proceeding, whether Federal or state, relating to the relief of debtors, or (f) take action to effectuate any of the foregoing;

                           (vi) involuntary proceedings or any involuntary petition shall be commenced or filed against Maker or Guarantor under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of Maker or Guarantor or the appointment of a receiver, trustee, custodian or liquidator for Maker or Guarantor or any writ, judgment, warrant of attachment, execution or similar process, shall be issued or levied against a substantial part of Maker's or Guarantor's


                                       10.30-22
         assets and any such proceedings or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty
         (60) days after commencement, filing or levy;

                           (vii) Guarantor shall sell, assign, transfer or otherwise convey (other than pursuant to the Purchase Agreement or any of the Related Agreements) any interest in, or waive, alter, modify, change the terms of, cancel or terminate: (A) Warrant Agreement #2 to Purchase Common Stock of Tel-Save Holdings, Inc., dated January 12, 1996, between Tel-Save Holdings, Inc. ("Tel-Save") and Guarantor, or Warrant Agreement #3 to Purchase Common Stock of Tel-Save Holdings, Inc., dated January 12, 1996, between Tel-Save and Guarantor (collectively, the "Warrants"); or (B) Registration Rights Agreement #2, dated as of January 12, 1996, by and between Tel-Save and Guarantor, or Registration Rights Agreement #3, dated as of January 12, 1996, by and between Tel-Save and Guarantor (collectively, the "Registration Rights Agreements") (the Warrants and the Registration Rights Agreements are sometimes hereinafter referred to collectively as the "Warrant Documents") (provided, however, that Guarantor may agree to a thirty (30) day extension of Warrant Agreement #2 referred to above); or

                           (viii) Maker shall sell or otherwise transfer more than seventy-five percent (75%) of its assets or business, or Guarantor shall sell or otherwise transfer all or any substantial part of its assets or business, or Maker shall sell or otherwise transfer a controlling interest in the capital stock of Guarantor, or there shall occur a change of control of Maker, which shall mean a change in a majority of the members of the Board of Directors of Maker;

then, in any of those events, after giving effect to any applicable grace period provided above (each such event being hereinafter referred to as an "Event of Default"), this Note, although not yet due, shall, upon written notice of acceleration from the Payee of this Note to Maker (or automatically in the case of an Event of Default described in paragraph (v) or (vi) above) become and immediately be due and payable both as to principal and accrued interest, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained in this Note to the contrary notwithstanding.

                  (b) Notwithstanding anything contained in Section 2(a) above, the grace periods provided in paragraph (i) of such Section 2(a) shall only be available to Maker with
                                       10.30-23
respect to the first two defaults by Maker under such paragraph (i), and the third default (or any subsequent default) by Maker pursuant to such paragraph
(i) shall be immediately deemed an Event of Default without the benefit of any grace period.

                  3. Late Payment Charges. (a) If Maker fails to pay in full, as and when due (after giving effect to the grace period provided in Section 2 above), any amount payable under this Note, then, in addition to all other amounts payable under this Note, and without limiting any other remedy of Payee under this Note, Maker shall pay to Payee, as a late payment charge (the "Late Charge") the amount set forth below, which amount may, at the option of Payee, be added to the principal amount hereof:

                  (a) if such failure shall occur at any time prior to August 11, 1998, then the amount of the Late Charge shall be Five Hundred Thousand Dollars ($500,000); and

                  (b) if such failure shall occur on or after August 11, 1998,

         or if any failure that occurs prior to August 11, 1998 shall not have been cured prior to August 11, 1998, then the amount of the Late Charge shall be One Million Dollars ($1,000,000).

                  4. GLD Pledge Agreement; GLD Security Agreement. This Note is secured by a Pledge Agreement, dated as of August 11, 1997 (the "GLD Pledge Agreement"), made by Maker in favor of Payee and [Menachem Goldstone] [Avrohom Oustatcher] covering certain collateral, all as more particularly described and provided therein, and is entitled to the benefits thereof. This Note is also secured by a Security Agreement, dated as of August 11, 1997 (the "GLD Security Agreement"), made by Maker


                                    10.30-24
in favor of Payee and [Menachem Goldstone] [Avrohom Oustatcher] covering certain collateral, all as more particularly described and provided therein, and is entitled to the benefits thereof.

                  5. Obligations Unconditional. The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatever, whether or not the holder of this Note is a holder in due course. Without limiting the generality of the foregoing, Maker shall not be entitled to set off against any amounts payable under this Note any claims of any nature whatsoever which Maker may assert against Payee, including without limitation any claims arising under or relating to (i) the Stock Purchase Agreement, dated as of August 11, 1997, by and among Avrohom Oustatcher, Menachem Goldstone and Maker (the "Purchase Agreement"), or (ii) any of the Related Agreements (as defined in the Purchase Agreement), or (iii) any agreements or documents delivered in connection with the Purchase Agreement or any of the Related Agreements. No forbearance, indulgence, delay or failure by Payee to exercise any right or remedy with respect to this Note, nor any course of dealing between Maker and Payee, shall operate as a waiver, nor as an acquiescence in any default, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. This Note may not be modified or discharged orally, but only in a writing duly executed by Maker and Payee.

                  6. Waiver. Maker hereby expressly waives (i) any presentment, demand, protest or notice of any kind now or hereafter required by law in connection with this Note and (ii) in any litigation (whether arising out of or relating to this Note or otherwise) in


                                    10.30-25
which Maker and Payee shall be adverse parties, the right to trial by jury and the right to interpose any defense based upon any statute of limitations or any claims of estoppel or laches.

                  7. Costs of Collection. In the event that Payee shall refer this Note to an attorney for collection, Maker agrees to pay, in addition to the unpaid principal amount and interest, all the reasonable costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorneys' fees and expenses, whether or not suit is instituted, which amounts may, at the holder's option, be added to the principal amount hereof.

                  8. Remedies. No right or remedy conferred upon Payee herein is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. Without limiting the generality of the foregoing, if this Note shall not be paid when due (after giving effect to any applicable grace periods), whether at the due date hereof, by acceleration or otherwise, Payee shall not be required to resort to any particular right or remedy or to proceed in any particular order of priority, and Payee shall have the right at any time and from time to time, in any manner and in any order, to enforce its rights and remedies, or any of them, as it deems appropriate in the circumstances.

                  9. Binding Effect. This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Payee and his successors, endorsees


                                    10.30-26
and assigns. The provisions of this Note are intended to be for the benefit of the holder, from time to time, of this Note and shall be enforceable by such holder.

                  10. Payment. If any payment of principal or interest on this Note becomes due and payable on a Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required by law to close, the due date of such payment shall be extended to the next succeeding business day, without penalty or premium of any kind. If the last day of any grace period provided for in this Note falls on a Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required by law to close, then such grace period shall be extended to the next succeeding business day.

                  11. Notices. Any and all notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class registered mail, return receipt requested, or by commercial courier or delivery service, addressed to the parties at the addresses set forth below (or at such other address as any party may specify by notice to all other parties given as aforesaid):

                  (a)      If to Maker, to:
                           Group Long Distance, Inc.
                           1451 West Cypress Creek Road
                           Suite 200
                           Ft. Lauderdale, Florida 33309
                           Attention: Mr. Gerald M. Dunne, Jr.
                             President



                                    10.30-26
                           with a copy to:

                           Lawrence B. Fisher, Esq.
                           Caterina A. Conti, Esq.
                           Orrick, Herrington & Sutcliffe LLP
                           666 Fifth Avenue
                           New York, New York  10103

                  (b)      If to Payee, to:

                           [Avrohom Oustatcher] [Menachem Goldstone]
                           [1002 Avenue K] [1259 East 8th Street]
                           Brooklyn, New York  11230

                           with a copy to:

                           David Brecher, Esq.
                           Nathan & Brecher, LLP
                           675 Third Avenue
                           Sixteenth Floor
                           New York, New York  10017

                  12. No Implied Waiver. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by Payee, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

                  13. Paragraph Headings. The paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said paragraphs.

                  14. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to promissory notes issued and delivered within such State, without giving effect to choice of law principles of such State.


                                      10.30-28

                  15. Severability. If any provision of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Note, and this Note shall be carried out as if any such invalid or unenforceable provision were not contained herein.
                  16. Consent To Jurisdiction; Service of Process. Maker hereby irrevocably consents to the sole and exclusive jurisdiction and venue of the courts of the State of New York located in New York County and of any Federal court located in New York County in connection with any action or proceeding arising out of or relating to this Note, or the breach thereof. Maker hereby irrevocably waives any objection, including without limitation any objection to the laying of venue or based on the grounds of forum non conveniens, which Maker may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Note.

                  17. Instrument For Payment of Money Only. Maker acknowledges that this Note is an instrument for the payment of money only.

                  18. Waiver of Right to Jury Trial. Maker acknowledges and agrees that any controversy which may arise under this Note would be based upon difficult and complex issues and therefore, Maker agrees that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.


                                      10.30-29

                  19. Rights Cumulative. All rights and remedies of Payee pursuant to this Note or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

                  20. No Construction Against Drafting Party. This Note shall be construed and enforced without the aid of any canon or rule of law requiring construction against the party drawing or causing this Note to be drawn.

         IN WITNESS WHEREOF, Maker has caused this instrument to be executed by its duly authorized officer by authority of its Board of Directors on the date first written above.

                                      GROUP LONG DISTANCE, INC.



                                       By:
                                          ---------------------------
                                          Gerald M. Dunne, Jr.
                                          President


                                      10.30-30

                                                                      Exhibit B


                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of August 11, 1997, made by GROUP LONG DISTANCE, INC., a Florida corporation ("Pledgor"), in favor of AVROHOM OUSTATCHER, an individual residing at 1002 Avenue K, Brooklyn, New York 11230 ("Oustatcher"), and MENACHEM GOLDSTONE, an individual residing at 1259 East 8th Street, Brooklyn, New York 11230 ("Goldstone"), and AVROHOM OUSTATCHER, as agent (in such capacity, "Agent") for Oustatcher and Goldstone (Oustatcher and Goldstone are hereinafter sometimes referred to collectively as "Pledgees").

                              W I T N E S S E T H:

         WHEREAS, Pledgor and Pledgees have entered into a Stock Purchase Agreement, dated as of August 11, 1997 (the "Purchase Agreement"), pursuant to which Pledgees have agreed to sell to Pledgor all of the issued and outstanding capital stock of Eastern Telecommunications Incorporated, a New York corporation (the "Company");

         WHEREAS, in connection with the Purchase Agreement, Pledgor has executed and delivered to each Pledgee a promissory note, of even date herewith, in the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) (collectively, the "Promissory Notes");

         WHEREAS, Pledgees would be unwilling to execute and deliver the Purchase Agreement and consummate the transactions contemplated thereby but for the execution and delivery by Pledgor of this Pledge Agreement;

         NOW, THEREFORE, in order to induce Pledgees to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor agrees as follows:

                  1. Pledge and Security Interest. Pledgor hereby grants to Pledgees a security interest in the following property (collectively, the "Pledged Collateral"):

                  (a) Two hundred (200) shares of the Common Stock, no par value, of the Company (the "Pledged Shares"), and the certificates or the instruments, if any, representing the Pledged Shares and all dividends, interest, cash, instruments and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares;

                  (b) all additional securities, financial assets or instruments received by Pledgor or payable to Pledgor by the Company with respect to the Pledged Shares or otherwise issued or issuable by the Company to Pledgor, and all dividends, interest, cash, instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such additional securities, financial assets or instruments; and


                                    10.30-31

                  (c) all proceeds of any of the foregoing, including without limitation, all investment property or financial assets.

                  2. Security for Obligations. The security interest granted by this Agreement secures the payment and performance by Pledgor of all of the following (collectively, the "Obligations"): (i) the principal amount of each Promissory Note when due and the interest thereon, when due and payable, according to the terms of the respective Promissory Note; (ii) all other sums and charges which may at any time be due and payable in accordance with, or under the terms of, the Promissory Notes; and (iii) all other amounts which may at any time be due and payable by Pledgor to either Pledgee pursuant to the Purchase Agreement, any Related Agreement (as defined in the Purchase Agreement) or any document, instrument or agreement delivered pursuant thereto or in connection therewith. The security interest granted herein shall continue in full force and effect until all of the Obligations are satisfied in full; provided, however, that such security interests shall terminate upon payment in full of all of the amounts described in clauses (i) and (ii) of Section 1 above, as long as, at such time, there is not an unsatisfied amount then due and payable by Pledgor to either Pledgee pursuant to clause (iii) above.

                  3. Appointment of Agent. Each Pledgee hereby makes, constitutes and appoints Agent his attorney-in-fact, with full power of substitution, to take possession of and hold the Pledged Collateral in accordance with the terms and conditions of this Agreement, and to take all such action and to execute and deliver all such instruments, notices, demands and other documents with respect to this Agreement in the name of and on behalf of each Pledgee as fully and with the same effect as if such action were taken and such instruments, notices, demands and other documents were executed by such Pledgee, and Agent hereby accepts such appointment. If Oustatcher is unable to serve as Agent due to death, disability, incapacity or for any other reason, then Goldstone shall serve as successor Agent. If both Oustatcher and Goldstone are unable to serve as Agent due to death, disability, incapacity or for any other reason, the representatives or successors of Oustatcher and Goldstone shall appoint a successor Agent.

                  4.       Delivery of Pledged Collateral.

                  (a) All certificates or instruments representing or evidencing the Pledged Collateral shall be held by Agent or shall be delivered to and held by Agent pursuant hereto and shall be duly endorsed to Agent or shall be otherwise in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Pledgees. Upon the occurrence of an Event of Default, Pledgees shall have the right to register in their names or the names of their nominees any or all of the Pledged Collateral.

                  (b) This Agreement shall terminate and all certificates or instruments representing or evidencing the Pledged Collateral shall be promptly delivered to Pledgor upon payment in full of the Obligations. Pledgees will take all action reasonably requested


                                    10.30-32
by Pledgor to transfer the certificates and instruments representing the Pledged Collateral to Pledgor, to register the certificates and instruments in Pledgor's name and any other action necessary to effectuate this Section.

                  5. Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that Pledgees may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgees to exercise and enforce the rights and remedies hereunder with respect to any of the Pledged Collateral and to any property subsequently constituting Pledged Collateral pursuant to the terms hereof.

                  6. Representations and Warranties. Pledgor represents and warrants to Pledgees that:

                  (a) Pledgor is the record and beneficial owner of the Pledged Collateral, it has all right, title and interest in and to the Pledged Collateral, and Pledgor will have all right, title and interest in and to any property subsequently constituting Pledged Collateral pursuant to the terms hereof, in each case free and clear of any liens, claims, security interests, and other encumbrances and free and clear of any warrants, options, and other rights of third parties;

                  (b) the pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement creates a valid first lien on and a first perfected security interest in such Pledged Collateral and the proceeds thereof, subject to no prior lien or any agreement purporting to grant to any third party a lien on the property or assets of Pledgor which would include the Pledged Collateral;

                  (c) Pledgor is a corporation duly formed, validly existing, and in good standing under the laws of the State of Florida, and the execution, delivery, and performance of this Pledge Agreement by Pledgor has been duly authorized by all necessary action.

In no event shall Pledgor be deemed to be in breach of any of the representations or warranties contained in this Section 6 if such representation or warranty would not have been false but for a breach of any representation or warranty made by Pledgees in the Purchase Agreement.

                  7. Voting Rights. So long as no Event of Default (as defined below) shall have occurred and be continuing:

                  (a) Pledgor shall be entitled to exercise any and all of its voting and other consensual rights pertaining to the Pledged Collateral which it owns or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Purchase Agreement; provided, however, that Pledgor shall give Pledgees at least fifteen (15) days prior written


                                    10.30-33
notice of the manner in which it intends to exercise any such right, or the reasons for refraining from exercising a right to vote on any matter on which Pledgor is entitled to vote with respect to such Pledged Collateral, in either case if such exercise or refrain from exercising such right to vote would have a material adverse effect on the value of the Pledged Collateral; and, provided further that Pledgor shall not exercise any such right or refrain from exercising such right to vote if Pledgees advise Pledgor, in Pledgees' reasonable judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

                  (b) Agent shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection (a) above.

                  8. Covenants.

                  (a) Until all of the Obligations are paid and performed in full, Pledgor agrees that it will not:

                  (i) sell, assign, transfer, grant any option with respect to, or otherwise convey any interest in any of the Pledged Collateral;

                  (ii) modify in any respect whatsoever any of the terms of or rights relating to the Pledged Collateral, including reclassification or recapitalization thereof, without the prior written consent of Agent; or

                  (iii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral.

                  (b) Pledgor further agrees that, until all of the Obligations are paid and performed in full, Pledgor will not cause or permit the Company to:

                  (i) declare or make any payment or distribution on, or acquire, any of its outstanding capital stock, or make any other payment to its stockholders;

                  (ii) issue any additional shares of its authorized but unissued capital stock;

                  (iii) authorize the issuance of any additional classes or series of capital stock or any other securities;

                  (iv) incur any indebtedness for borrowed money, purchase any assets or property on an installment or other deferred payment basis, enter into capitalized leases or sell and lease back any property or assets;


                                    10.30-34

                  (v) guarantee or otherwise become liable for the obligation of any other person or entity, except for the Guaranty given to Pledgees in connection with the Promissory Notes; or

                  (vi) sell, assign, transfer or otherwise convey any interest in, or waive, alter, modify, change the terms of, cancel or terminate: (A) Warrant Agreement #2 to Purchase Common Stock of Tel-Save Holdings, Inc., dated January 12, 1996, between Tel-Save Holdings, Inc. ("Tel-Save") and the Company, or Warrant Agreement #3 to Purchase Common Stock of Tel-Save Holdings, Inc., dated January 12, 1996, between Tel-Save and the Company (collectively, the "Warrants"); or (B) Registration Rights Agreement #2, dated as of January 12, 1996, by and between Tel-Save and the Company, or Registration Rights Agreement #3, dated as of January 12, 1996, by and between Tel-Save and the Company (collectively, the "Registration Rights Agreements") (the Warrants and the Registration Rights Agreements are sometimes hereinafter referred to collectively as the "Warrant Documents"); provided, however, that the Company may agree to a thirty (30) day extension of Warrant Agreement #2 referred to above.

         (c) Pledgor further agrees that, until all of the Obligations are paid and performed in full, Pledgor will, and will cause the Company to, before the respective expiration dates, or any extensions thereof, of the Warrants:

                  (i) exercise and enforce, to the fullest extent possible, all of the material rights, privileges and/or remedies available to the Company pursuant to the Warrant Documents; and

                  (ii) perform and comply with in all material respects, on a timely basis, all of the duties and obligations of the Company under the Warrant Documents, and take all action necessary to ensure that the vesting contingencies referred to in paragraph 1(b)(2) of each of the Warrants are met on a timely basis so that the Company's rights under each of the Warrants shall be fully vested.

                  9. Agent Appointed Attorney-in-Fact. To effectuate the rights and remedies of Pledgees under this Agreement, Pledgor hereby irrevocably appoints Agent as Pledgor's attorney-in-fact, with full power of substitution, in the name of Pledgor or in the name of Pledgees, and from time to time, after an Event of Default, in Agent's discretion to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement. In his capacity as such attorney-in-fact, Agent shall not be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law, but only for bad faith, willful misconduct or gross negligence. The power of attorney granted to Agent pursuant to this Section 9 is coupled with an interest and shall be irrevocable for as long as the security interests granted herein continue in full force and effect, as provided in
Section 2 above. Thereafter, this power of attorney shall be null and


                                    10.30-35
void and Pledgees will deliver, at their own expense, any certificate or documentation reasonably requested by Pledgor to this effect.

                  10. Agent May Perform. If Pledgor fails to perform any agreement contained herein, and, if such default is of a nature that it is susceptible of being cured, such failure to perform shall continue uncured for a period of ten (10) days after receipt of written notice to Pledgor from Agent stating the specific non-performance, then Agent may himself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable by Pledgor under Section 15 hereof; provided, however, that if Pledgees determine that such default is not of a nature that it is susceptible of being cured, then Pledgees shall have given Pledgor three (3) days prior written notice of such determination.

                  11. Agent and Pledgees' Duties. The powers conferred on Agent and Pledgees hereunder are solely to protect their interests in the Pledged Collateral and shall not impose any duty to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by them hereunder, Agent and Pledgees shall not have any duty hereunder as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. Without limiting the generality of the foregoing, neither Agent nor Pledgees shall have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Agent or Pledgees have or are deemed to have knowledge of such matters.

                  12. Events of Default. Pledgor shall be in default under this Agreement upon the occurrence of one or more of the following (each, an "Event of Default"):

                  (i) If there occurs an Event of Default (after giving effect to any applicable grace periods) as defined in: (A) either Promissory Note, (B) the Security Agreement of even date herewith, made by Pledgor in favor of Oustatcher and Goldstone, (C) the Security Agreement of even date herewith, made by the Company in favor of Oustatcher and Goldstone, (D) the Pledge Agreement of even date herewith, made by the Company in favor of Oustatcher and Goldstone, or
(E) the Collateral Assignment of Contracts of even date herewith, made by the Company in favor of Oustatcher and Goldstone; or if Pledgor or the Company shall be in default of, or shall fail to comply with, in any material respect, any of its covenants, agreements or obligations contained in the Guaranty of even date herewith made by the Company in favor of Oustatcher and Goldstone, or any other document, instrument, agreement or contract executed by Pledgor or the Company evidencing, securing or otherwise relating to the Obligations or any of them;

                  (ii) If any statement, representation or warranty made in this Agreement or contained in any exhibit, statement, certificate or other document executed or delivered pursuant to or in connection with this Agreement shall have been incorrect in any material


                                    10.30-36
respect when made, unless Pledgees shall not have been materially prejudiced thereby; provided, however, that Pledgees shall have given three (3) days prior written notice to Pledgor of such incorrect statement, representation or warranty;

                  (iii) If Pledgor shall be in default of, or shall fail to comply with, in any material respect, any of its covenants, agreements or obligations contained in this Agreement and, if such default is of a nature that it is susceptible of being cured, such default shall continue uncured for a period of ten (10) days after receipt of written notice to Pledgor from Pledgees stating the specific default or defaults; provided, however, that if Pledgees determine that such default is not of a nature that it is susceptible of being cured, then Pledgees shall have given Pledgor three (3) days prior written notice of such determination; or

                  (iv) If the Pledged Collateral or any rights therein shall be subject to a judgment in excess of $2,000,000.

                  13. Remedies Upon Default. Upon the occurrence of an Event of
Default:

                  (i) Pledgees may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the State of New York (the "Code") or under the applicable laws of any other jurisdiction and agreements and also may, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, brokers' board or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Pledgees may deem commercially reasonable. Pledgor agrees that at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgees shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Pledgees may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (ii) Any and all cash proceeds received by Pledgees in respect of any collection from, or other realization upon, all or any part of the Pledged Collateral, in the discretion of Pledgees, may be held by Pledgees as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Pledgees pursuant to Section 15 hereof) in whole or in part by Pledgees against, all or any part of the Obligations in such order as Pledgees shall elect. Any surplus of such cash or cash proceeds held by Pledgees and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                  14. Private Sale. Pledgor acknowledges and recognizes that Pledgees may be unable to effect a public sale of all or a part of the Pledged Collateral and may be


                                    10.30-37
compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgees than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Pledgees have no obligation to delay sale of any Pledged Collateral to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as from time to time amended, even if the issuer is willing to do so.

                  15. Indemnity and Expenses. Pledgor agrees to indemnify and hold Pledgees harmless from, against and in respect of any and all loss, liability, damage, cost or expense (including reasonable attorneys' fees and expenses) suffered or incurred by Pledgees under or by reason of this Agreement (including, without limitation, enforcement of this Agreement). Pledgor will upon demand pay to Pledgees the amount of any and all expenses, including the reasonable fees and expenses of counsel and of any experts and agents, which Pledgees may incur in connection with (i) the enforcement of this Agreement,
(ii) the custody or preservation of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Pledgees hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

                  16. No Delay; Single or Partial Exercise Permitted. No delay or omission on the part of Pledgees in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. No waiver of any rights and remedies hereunder shall be deemed made by Pledgees unless in writing and duly executed. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

                  17. Rights Cumulative. All rights and remedies of Pledgees pursuant to this Agreement shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

                  18. Severability. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any other governmental body or regulatory authority, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.



                                    10.30-37

                  19. Notices. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class registered mail, return receipt requested, or by commercial courier or delivery service, addressed to the parties at the addresses set forth below (or at such other address as any party may specify by notice to all other parties given as aforesaid):

                           If to Pledgor, to:

                           Group Long Distance, Inc.
                           1451 West Cypress Creek Road
                           Suite 200
                           Fort Lauderdale, Florida 33309
                           Attention: Mr. Gerald M. Dunne, Jr.
                                        President

                           with a copy to:

                           Lawrence B. Fisher, Esq.
                           Caterina A. Conti, Esq.
                           Orrick, Herrington & Sutcliffe LLP
                           666 Fifth Avenue
                           New York, New York  10103

                           If to Agent or Pledgees, to:

                           Avrohom Oustatcher
                           1002 Avenue K
                           Brooklyn, New York  11230

                           with a copy to:

                           David Brecher, Esq.
                           Nathan & Brecher, LLP
                           675 Third Avenue
                           16th Floor
                           New York, New York  10017

                  20. Continuing Security Interest. This Agreement creates a continuing security interest in the Pledged Collateral and shall (a) be binding upon Pledgor and its successors and assigns, and (b) inure to the benefit of Pledgees and their heirs, personal representatives, successors, transferees and assigns. The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Obligations and no security taken hereafter as security for payment or performance of the Obligations shall impair in any manner or


                                    10.30-39
affect this Agreement or the security interest granted hereby, all such present and future additional security to be considered as cumulative security. Any of the Pledged Collateral may be released from this Agreement without altering, varying, or diminishing in any way this Agreement or the security interest granted hereby as to the Pledged Collateral not expressly released, and this Agreement and such security interest shall continue in full force and effect as to all of the Pledged Collateral not expressly released.

                  21. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, supersedes any previous agreements or understandings among the parties with respect to such subject matter, and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto.

                  22. Captions. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  23. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

                  24. Survival of Agreement. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Promissory Notes and shall continue in full force and effect until the Obligations are paid and performed in full.

                  25. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely therein, without regard to conflicts of law rules or principles.

                  26. Jurisdiction and Venue. Each party hereby irrevocably consents to the sole and exclusive jurisdiction and venue of the courts of the State of New York located in New York County and of any Federal court located in New York County in connection with any action or proceeding arising out of or relating to this Agreement, or the breach thereof. Each party hereby irrevocably waives any objection to the laying of venue in New York County or based on the grounds of forum non conveniens, which such party may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement.
                  27. Waiver of Right to Jury Trial. Pledgees and Pledgor each acknowledge and agree that any controversy which may arise under this Agreement would be based upon difficult and complex issues and therefore, Pledgees and Pledgor each agree that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

                  28. No Construction Against Drafting Party. This Agreement shall be construed and enforced without the aid of any canon or rule of law requiring construction against the party drawing or causing this Agreement to be drawn.


                                    10.30-40

         IN WITNESS WHEREOF, Pledgor, intending to be legally bound, has executed this Agreement as of the date first above written.

                            GROUP LONG DISTANCE, INC.


                             By:
                                 -------------------------------
                                  Gerald M. Dunne, Jr.
                                  President

                               -----------------------------------
                               Avrohom Oustatcher

                                -----------------------------------
                               Menachem Goldstone


                                    10.30-41

                                                                       Exhibit C

                               SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of August 11, 1997, made by GROUP LONG DISTANCE, INC., a Florida corporation having an office at 1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309 ("Debtor"), in favor of AVROHOM OUSTATCHER, an individual residing at 1002 Avenue K, Brooklyn, New York 11230 ("Oustatcher"), and MENACHEM GOLDSTONE, an individual residing at 1259 East 8th Street, Brooklyn, New York 11230 ("Goldstone"), and AVROHOM OUSTATCHER, as agent (in such capacity, "Agent") for Oustatcher and Goldstone (Oustatcher and Goldstone are hereinafter sometimes referred to collectively as "Secured Party").

                              W I T N E S S E T H:

         WHEREAS, Oustatcher, Goldstone and Debtor have entered into a Stock Purchase Agreement, dated as of August 11, 1997 (the "Purchase Agreement"), pursuant to which Oustatcher and Goldstone have agreed to sell to Debtor all of the issued and outstanding capital stock of Eastern Telecommunications Incorporated, a New York corporation ("ETI");

         WHEREAS, in connection with the Purchase Agreement, Debtor has executed and delivered to each of Oustatcher and Goldstone a promissory note, of even date herewith, in the principal amount of $3,500,000 (collectively, the "Promissory Notes");

         WHEREAS, Oustatcher and Goldstone would be unwilling to execute and deliver the Purchase Agreement and consummate the transactions contemplated thereby but for the execution and delivery by Debtor of this Security Agreement to secure the payment and performance of Debtor's obligations under the Promissory Notes;

         NOW, THEREFORE, in order to induce Oustatcher and Goldstone to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Security Interest. In order to secure the performance and payment of the Obligations (as defined below), Debtor hereby grants to Secured Party a security interest in all property of Debtor, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the property described below:

         1.1 Machinery, Equipment and Inventory. All of Debtor's machinery, equipment and inventory and other goods, wherever located, and all additions and accessions thereto or replacements thereof (collectively, the "Tangible Collateral");

         1.2 Accounts, General Intangibles. All of Debtor's accounts, contract rights, chattel paper, instruments, documents and general intangibles, and all additions and


                                    10.30-42
accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Debtor under federal, state or local laws which permit or pertain to the operation of the business of Debtor, and all agreements relating to the operation of the business of Debtor, copyrights, patents, trademarks, trade names, trade styles, goodwill and going concern value (collectively, the "Intangible Collateral");

         1.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 1.1 and 1.2 above; and

         1.4 Books and Records. All of the books and records pertaining to the property described in Sections 1.1, 1.2 and 1.3 above.

All of the property described above is referred to collectively as the "Collateral." The security interest of Secured Party in the Collateral shall be superior and prior to all other liens, claims, encumbrances and security interests (collectively, "Liens"), except for Permitted Liens (as defined in Section 4.1 below).

         2. Obligations Secured. The Collateral secures the payment and performance by Debtor of all of the following (collectively, the "Obligations"):
(i) the principal amount of each Promissory Note when due and the interest thereon, when due and payable, according to the terms of the respective Promissory Note; (ii) all other sums and charges which may at any time be due and payable in accordance with, or under the terms of, the Promissory Notes; and
(iii) all other amounts which may at any time be due and payable by Debtor to either Secured Party pursuant to the Purchase Agreement, any Related Agreement (as defined in the Purchase Agreement) or any document, instrument or agreement delivered pursuant thereto or in connection therewith. The security interests granted herein shall continue in full force and effect until all of the Obligations are satisfied in full; provided, however, that such security interests shall terminate upon payment in full of all of the amounts described in clauses (i) and (ii) above, as long as, at such time, there is not due and payable by Pledgor to either Pledgee any of the amounts described in clause
(iii) above.

         3. Appointment of Agent. Each Secured Party hereby makes, constitutes and appoints Agent his attorney-in-fact, with full power of substitution, to take all such action and to execute and deliver all such instruments, notices, demands and other documents with respect to this Security Agreement in the name of and on behalf of each Secured Party as fully and with the same effect as if such action were taken and such instruments, notices, demands and other documents were executed by such Secured Party, and Agent hereby accepts such appointment. If Oustatcher is unable to serve as Agent due to death, disability, incapacity or for any other reason, then Goldstone shall serve as successor Agent. If both Oustatcher and Goldstone are unable to serve as Agent due to death, disability, incapacity or for any other reason, the representatives or successors of Oustatcher and Goldstone shall appoint a successor Agent.


                                    10.30-43

         4. Representations and Warranties. Debtor hereby represents and warrants to Secured Party as follows:

                  4.1 Ownership of Collateral. Debtor is the owner of all of the Collateral, except the portion thereof consisting of after-acquired property, and Debtor will be the owner of such after-acquired property, free from any Liens, except for Permitted Liens. For purposes of this Security Agreement, "Permitted Liens" means (A) liens for taxes not yet delinquent; (B) statutory inchoate liens in connection with workmen's compensation, unemployment insurance, or other social security obligations; (C) mechanic's, workman's, materialman's, landlord's, carrier's, or other similar liens arising in the ordinary course of business with respect to obligations that are not due; (D) any purchase-money lien or security interest to a person financing the purchase of assets, goods or equipment if such lien or security interest encumbers only the specific assets, goods or equipment so purchased; and (E) Liens described on Schedule 1 attached hereto.

                  4.2 Places of Business. The chief executive office of Debtor is located at 1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309 and Debtor does not conduct business at any other location. All of the Tangible Collateral and the books and records of Debtor are kept at such location. Debtor shall not, without the prior written consent of Secured Party, change the location of Debtor's chief executive office, or books and records, or any Tangible Collateral. Debtor shall give Secured Party at least 15 days' prior notice in the event Debtor commences operations or causes any Tangible Collateral to be located in any location other than the chief executive office specified above.

                  4.3 Financing Statements. Except for the financing statements of Secured Party, and except for financing statements with respect to the Liens described on Schedule 1 hereto, no financing statement covering any Collateral or any proceeds thereof is on file in any public office.

                  4.4 Intangible Collateral. The Intangible Collateral represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Debtor to which, to the best of Debtor's knowledge, there is no valid defense, set-off or counterclaim against Debtor and in connection with which there is no default with respect to any payment or performance on the part of Debtor, or, to the best of Debtor's knowledge, any other party.

                  4.5 Tangible Collateral. All Tangible Collateral at all times shall be considered personal property.

In no event shall Debtor be deemed to be in breach of any of the representations or warranties contained in this Section 4 if such representation or warranty would not have been


                                    10.30-44
false but for a breach of any representation or warranty made by Secured Party in the Purchase Agreement.

         5. Affirmative Covenants. Until all of the Obligations are paid and performed in full, Debtor agrees that it will:

                  5.1 Taxes. Pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the property, income or receipts of Debtor or otherwise for which Debtor is or may be liable.

                  5.2 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Secured Party.

                  5.3      Tangible Collateral.

                           5.3.1 Good Repair. Keep the Tangible Collateral in
                  good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be materially maintained and preserved.

                           5.3.2 Insurance Requirements. Maintain the Tangible
                  Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

                           5.3.3 Certificates of Title. Subject to any Permitted
                  Liens, upon the request of Agent (i) promptly deliver to Agent all certificates of title pertaining to the Tangible Collateral and (ii) take all actions reasonably requested by Secured Party to cause the Lien granted to Secured Party hereunder to be noted on such certificates of title.

                           5.3.4 Use of Collateral. Use the Tangible Collateral
                  in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal and state laws.

                  5.4      Intangible Collateral.

                           5.4.1 Payments. Make all payments and perform all
                  acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any governmental or regulatory authority or any other entity.



                                    10.30-45

                           5.4.2 Delivery of Instruments. Subject to any
                  Permitted Liens, upon the request of Agent, promptly deliver to Agent the original executed copies of all instruments which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Agent may request in order to perfect the security interests created pursuant to this Security Agreement (collectively, the "Security Interests").

                           5.4.3 Accurate Records. At all times keep accurate
                  and complete records in all material respects of payment and performance by Debtor and other Persons of their respective obligations with respect to the Intangible Collateral and permit Secured Party or any of its agents to call at Debtor's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral.

                           5.4.4 Verification of Indebtedness. Upon request of
                  Agent after the occurrence and during the continuation of an Event of Default (after giving effect to any applicable grace periods), permit Agent himself, at any time, in the name of Secured Party or Debtor, to verify directly with the obligors the indebtedness due Debtor on any account or other item of Intangible Collateral.

                           5.4.5 Defaults, Other Claims. Promptly inform Agent
                  of any default in payment or performance by Debtor or any other person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either could have a material adverse effect on the business of Debtor.

                  5.5 Collection of Proceeds. Collect the proceeds of indebtedness owing to Debtor by any person under any instrument or by any account debtor with respect to any account, contract right, chattel paper or general intangible.

                  5.6 Financing Statements; Further Assurances. Concurrently with the execution of this Security Agreement, and from time to time hereafter as requested by Agent, execute and deliver to Agent such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents, in form reasonably satisfactory to Secured Party, as Secured Party may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Secured Party's rights hereunder. Debtor, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

         6. Negative Covenants. Until all of the Obligations are paid and performed in full, Debtor agrees that it will not sell, lease, assign or otherwise dispose of any of the


                                    10.30-46

Collateral, except in the ordinary course of business and except for property which is not material to the continued operation of Debtor's business.


         7. Protection of Collateral. In the event of any failure of Debtor to
(i) maintain in force and pay for any insurance or bond which Debtor is required to provide pursuant to this Security Agreement, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, (v) make all payments and perform all acts on the part of Debtor to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or (vi) keep fully and perform promptly any other of the obligations of Debtor under this Security Agreement, then, in any such event, Agent, at its option, after three (3) days prior written notice to Debtor of such failure, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Debtor. Debtor shall reimburse Agent immediately upon demand for all sums paid or advanced on behalf of Debtor for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Agent in connection therewith and interest at the rate of 21% per annum on all sums so paid or advanced from the date of such payment or advancement until repaid to Agent. All such sums paid or advanced by Agent, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of the Obligations secured hereby.

         8. Event of Default. Debtor shall be in default under this Security Agreement upon the occurrence of one or more of the following (each, an "Event of Default"):

                  8.1 Default under other Agreements. If there occurs an Event of Default (after giving effect to any applicable grace periods) as defined in: (A) either Promissory Note, (B) the Pledge Agreement of even date herewith, made by Debtor in favor of Secured Party, (C) the Security Agreement of even date herewith, made by the Company in favor of Oustatcher and Goldstone, (D) the Pledge Agreement of even date herewith, made by the Company in favor of Oustatcher and Goldstone, or
         (E) the Collateral Assignment of Contracts of even date herewith, made by the Company in favor of Oustatcher and Goldstone; or if Debtor or the Company shall be in default of, or shall fail to comply with, any of its covenants, agreements or obligations contained in the Guaranty of even date herewith made by the Company in favor of Oustatcher and Goldstone, or any other document, instrument, agreement or contract executed by Debtor or the Company evidencing, securing or otherwise relating to the Obligations or any of them.

                  8.2 Incorrect Statement, Representation or Warranty. If any statement, representation or warranty made in this Security Agreement or contained in any


                                    10.30-47
         exhibit, statement, certificate or other document executed or delivered pursuant to or in connection with this Security Agreement shall have been incorrect in any material respect when made, unless Secured Party shall not have been materially prejudiced thereby; provided, however, that the Secured Party shall have given three (3) days prior written notice to Debtor of such incorrect statement, representation or warranty.

                  8.3 Breach of Covenants. If Debtor fails to comply, in any material respect, with any of its covenants or agreements contained in this Security Agreement when and as such compliance is due and, if such default is of a nature that it is susceptible of being cured, such default shall continue uncured for a period of ten (10) days after receipt of written notice to Debtor from Secured Party stating the specific default or defaults; provided, however, that if Secured Party determines that such default is not of a nature that it is susceptible of being cured, then Secured Party shall have given Debtor three (3) days prior written notice of such determination.

                  8.4 Proceedings Against the Collateral. If the Collateral or any rights therein shall be subject to any judgment in excess of Two Million Dollars ($2,000,000).

         9.  Remedies Upon Default. Upon the occurrence of an Event of Default:

                  9.1 Rights of Secured Party. Secured Party shall have all of the rights and remedies of a secured party under the New York Uniform Commercial Code (the "UCC") and under the applicable law of any other jurisdiction, including without limitation any jurisdiction where any of the Collateral is located, and all other rights and remedies accorded to Secured Party at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Debtor and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than 10 days prior to such proposed action shall constitute reasonable and fair notice of such action. To the extent permitted by applicable law, Secured Party may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Secured Party shall determine. To the extent permitted by applicable law, Debtor shall be credited with the net proceeds of such sale only when such proceeds actually are received by Secured Party. Despite the consummation of any such sale, Debtor shall remain liable for any deficiency on the Obligations which remains outstanding following any such sale.

                  9.2 Assembly of Collateral. Upon the request of Agent, Debtor shall assemble and make the Collateral available to Agent at a place designated by Agent.


                                    10.30-48

                  9.3 Proceeds. Debtor shall hold all proceeds of the Collateral collected by Debtor in trust for Secured Party, and promptly upon receipt thereof, turn over such proceeds to Secured Party in the exact form in which they were received.

                  9.4 Other Rights. Secured Party, at its election, and without notice to Debtor, may:

                           9.4.1 Terminate Right of Collection. Terminate the
                  right of Debtor to collect the proceeds described in Section 9.3.

                           9.4.2 Notification. Notify the obligors under any
                  instruments and the account debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Agent.

                           9.4.3 Collection of Payments. Demand, sue for,
                  collect or receive, in the name of Debtor or Secured Party, any money or Property payable or receivable on any item of Collateral.

                           9.4.4 Settlement. Settle, release, compromise,
                  adjust, sue upon or otherwise enforce any item of Collateral as Secured Party may determine.

                           9.4.5 Mail of Debtor; Endorsement of Checks. For the
                  purpose of enforcing Secured Party's rights under this Security Agreement, receive and open mail addressed to Debtor, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Debtor.

         10. Power of Attorney. To effectuate the rights and remedies of Secured Party under this Security Agreement, Debtor hereby irrevocably appoints Agent as Debtor's attorney in-fact, with full power of substitution, in the name of Debtor or in the name of Secured Party, to:

                  10.1 Execution of Financing Statements. Execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Secured Party.

                  10.2 Execution of Other Documents. Take all action and execute all documents reasonably necessary to enable Secured Party to obtain and enjoy the full rights and benefits granted to Secured Party hereunder to the extent permitted by law.

The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of the Obligations have been paid and performed in full. Upon the fulfillment of all of the Obligations, this power of attorney shall be null and void and


                                    10.30-49

Secured Party will deliver, at its own expense, any certificate or documentation reasonably requested by Debtor to this effect.


         11.      Certain Agreements of Debtor.

                  11.1 Waiver of Notice. Debtor hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 above, all other notices, demands or protests to which Debtor otherwise might be entitled by law (and which lawfully may be waived) with respect to this Security Agreement, the Obligations and the Collateral.

                  11.2 Rights of Secured Party. Debtor agrees that Secured Party
         (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Secured Party with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Secured Party hereunder unless such waiver shall be in writing and shall be signed by Secured Party. Debtor and Secured Party acknowledge their intent that, upon the occurrence of an Event of Default (after giving effect to any applicable grace periods), Secured Party shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Secured Party under the Promissory Notes and the UCC or under the applicable law of any other jurisdiction, including without limitation any jurisdiction where any of the Collateral is located. Debtor and Secured Party further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Secured Party's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Secured Party to obtain such rights of access, use or sale, Secured Party and Debtor shall amend this Security Agreement, in such manner as Secured Party reasonably shall request, in order to provide Secured Party such rights to the greatest extent possible consistent with then applicable law and governmental policy.

                  11.3 No Delay: Single or Partial Exercise Permitted. No delay or omission on the part of Secured Party in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. No waiver of any rights and remedies hereunder shall be deemed made by Secured Party unless in writing and duly executed. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.


                                    10.30-50

         12. Rights Cumulative. All rights and remedies of Secured Party pursuant to this Security Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

         13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any other governmental or regulatory authority, this Security Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

         14. Notices. Any and all notices or other communications required or permitted to be given under any of the provisions of this Security Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class registered mail, return receipt requested, or by commercial courier or delivery service, addressed to the parties at the addresses set forth below (or at such other address as any party may specify by notice to all other parties given as aforesaid):

                                    If to Debtor, to:

                                    Group Long Distance, Inc.
                                    1451 West Cypress Creek Road
                                    Suite 200
                                    Fort Lauderdale, Florida 33309
                                    Attention: Mr. Gerald M. Dunne, Jr.
                                                President

                                    with a copy to:

                                    Lawrence B. Fisher, Esq.
                                    Caterina A. Conti, Esq.
                                    Orrick, Herrington & Sutcliffe LLP
                                    666 Fifth Avenue
                                    New York, New York 10103

                                    If to Secured Party or Agent, to:

                                    Avrohom Oustatcher
                                    1002 Avenue K
                                    Brooklyn, New York  11230

                                    with a copy to:

                                    David Brecher, Esq.


                                    10.30-51

                                    Nathan & Brecher, LLP
                                    675 Third Avenue
                                    Sixteenth Floor
                                    New York, New York 10017

         15. Entire Agreement. This Security Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, supersedes any previous agreements or understandings among the parties with respect to such subject matter, and may not be modified, amended or terminated except by a written agreement specifically referring to this Security Agreement signed by all of the parties hereto.

         16. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Secured Party and Debtor.

         17. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         18. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

         19. Survival of Security Agreement. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Promissory Notes and shall continue in full force and effect until the Obligations are paid and performed in full.

         20. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely therein, without regard to conflicts of law rules or principles.

         21. Jurisdiction and Venue. Each party hereby irrevocably consents to the sole and exclusive jurisdiction and venue of the courts of the State of New York located in New York County and of any Federal court located in New York County in connection with any action or proceeding arising out of or relating to this Security Agreement, or the breach thereof. Each party hereby irrevocably waives any objection to the laying of venue in New York County or based on the grounds of forum non conveniens, which such party may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Security Agreement.

         22. Waiver of Right to Jury Trial. Secured Party and Debtor each acknowledge and agree that any controversy which may arise under this Security Agreement would be based upon difficult and complex issues and therefore, Secured Party and Debtor each agree


                                    10.30-52
that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

         23. No Construction Against Drafting Party. This Security Agreement shall be construed and enforced without the aid of any canon or rule of law requiring construction against the party drawing or causing this Security Agreement to be drawn.

         24. Time of the Essence. Time for the performance of Debtor's obligations under this Security Agreement is of the essence.

         IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by Secured Party and by a duly authorized officer of Debtor on the date first set forth above.

                                  GROUP LONG DISTANCE, INC.

                                  By:
                                     ------------------------------
                                      Gerald M. Dunne, Jr.
                                      President

                                      ----------------------------------
                                      Avrohom Oustatcher

                                      ----------------------------------
                                      Menachem Goldstone





                                    10.30-53

                                   Schedule 1




                                      Liens











                                    10.30-54

                                                                       Exhibit D


                                    GUARANTY

         GUARANTY, dated as of August 11, 1997, made by EASTERN
TELECOMMUNICATIONS INCORPORATED, a New York corporation having an office at 1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309 ("Guarantor"), in favor of AVROHOM OUSTATCHER, an individual residing at 1002 Avenue K, Brooklyn, New York 11230, and MENACHEM GOLDSTONE, an individual residing at 1259 East 8th Street, Brooklyn, New York 11230 (collectively, the "Obligees").

                              W I T N E S S E T H:

         WHEREAS, Obligees and Group Long Distance, Inc., a Florida corporation ("GLD"), have entered into a Stock Purchase Agreement dated as of August 11, 1997 (the "Purchase Agreement"), pursuant to which Obligees have agreed to sell to GLD all of the issued and outstanding capital stock of Guarantor;

         WHEREAS, in connection with the Purchase Agreement, GLD has executed and delivered to each Obligee a promissory note, of even date herewith, in the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) (collectively, the "Promissory Notes");

         WHEREAS, Guarantor will be benefitted by the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated thereby; and

         WHEREAS, Obligees would be unwilling to execute and deliver the Purchase Agreement and consummate the transactions contemplated thereby but for the execution and delivery by Guarantor of this Guaranty;

         NOW, THEREFORE, in order to induce Obligees to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

         1. Guarantor hereby unconditionally and irrevocably guarantees the due and punctual payment in full (and not merely the collectibility) of all of the following (after giving effect to any applicable grace periods) (collectively, the "Obligations"): (i) the principal amount of each Promissory Note when due and the interest thereon, when due and payable, according to the terms of the respective Promissory Note; (ii) all other sums and charges which may at any time be due and payable in accordance with, or under the terms of, the Promissory Notes; and (iii) all other amounts which may at any time be due and payable by GLD to either Obligee pursuant to the Purchase Agreement, any Related Agreement (as defined in the Purchase Agreement) or any document, instrument or agreement delivered pursuant thereto or in connection therewith; provided, however, that this Guaranty shall terminate upon payment in full of the amounts described in clauses (i) and

                                    10.30-56

(ii) above, as long as, at such time, there is not an unsatisfied amount then due and payable by GLD to either Obligee pursuant to clause (iii) above.

         2. Guarantor expressly agrees that Obligees may jointly, in their sole and absolute discretion, without notice to or further assent of Guarantor, and without in any way releasing, affecting or impairing the obligations and liabilities of Guarantor hereunder: (i) waive compliance with, or any default under, or grant any other indulgences with respect to, all or any part of the Obligations or any agreement or instrument securing the Obligations; (ii) modify, amend or change any provisions of any of the Obligations; (iii) grant extensions or renewals of or with respect to all or any part of the Obligations, and/or effect any release, compromise or settlement in connection therewith;
(iv) agree to the sale, substitution, exchange, release or other disposition of all or any part of the collateral securing the Obligations; (v) make advances for the purposes of performing any term or covenant contained in the Obligations, or any instrument or agreement securing the Obligations, with respect to which GLD shall be in default; (vi) assign or otherwise transfer all or any part of the Obligations and any instrument or agreement securing the Obligations, including without limitation this Guaranty, or any interest therein; (vii) settle, adjust or compromise any claim against GLD or any other person or entity; and (viii) deal in all respects with GLD as if this Guaranty were not in effect. Guarantor hereby ratifies and confirms any such action and agrees that the same shall be binding upon Guarantor, and hereby waives any and all defenses, counterclaims or offsets which Guarantor might or could have by reason thereof. The obligations of Guarantor under this Guaranty shall be unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Obligations or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or a guarantor.

         3. The liability of Guarantor under this Guaranty shall be primary and immediate as to each Obligee, separately and individually, and shall not be conditional or contingent upon pursuit by either Obligee of any remedies he may have against GLD or any other party with respect to the Obligations or any instrument or agreement securing the Obligations, whether pursuant to the terms thereof or otherwise. No exercise or non-exercise by Obligees of any right given to them hereunder, or under the Obligations or any instrument or agreement securing the Obligations, and no change, impairment or suspension of any right or remedy of Obligees shall in any way affect any of Guarantor's obligations hereunder or give Guarantor any recourse against Obligees. Without limiting the generality of the foregoing, Obligees shall not be required to make any demand on GLD and/or any other party, or otherwise pursue or exhaust their remedies against GLD or any other party, or apply any cash or other property of GLD held by them to GLD's obligations, or exercise any right of set-off, before, simultaneously with or after enforcing their rights and remedies hereunder against Guarantor. Any one or more successive and/or concurrent actions may be brought hereon against Guarantor either in the same action, if any, brought against GLD and/or any other party, or in separate actions, as often as Obligees, in their sole discretion, may deem advisable.



                                    10.30-56

         4. Guarantor hereby expressly waives: (i) presentment and demand for payment and protest of nonpayment; (ii) notice of acceptance of this Guaranty and of presentment, demand and protest; (iii) notice of any default hereunder or under the Obligations or under any other agreement executed in connection with the Obligations and of all indulgences; (iv) all other notices and demands otherwise required by law which Guarantor may lawfully waive; and (v) any defenses, set-offs or counterclaims of any nature to which Guarantor might be entitled by law or otherwise.

         5. If Guarantor shall advance any sums to GLD or its successors or assigns, or if GLD or its successors or assigns shall be or shall hereafter become indebted to Guarantor, such sums and indebtedness shall be subordinate, and all such indebtedness, whether now existing or hereafter arising, is hereby expressly subordinated in all respects to the amounts now or hereafter due and owing to Obligees. Guarantor shall take no security for any such indebtedness, shall take no action to enforce any such indebtedness and shall not accept any payment from GLD with respect to such indebtedness while any of the Obligations is outstanding. Nothing herein contained shall be construed to give Guarantor any right of subrogation in and to the rights of Obligees under the Obligations or any instrument or agreement securing the Obligations until the payment in full of all amounts owing to Obligees under the Obligations and the expiration of any and all applicable preference periods during which the payments credited to the satisfaction of the Obligations may be required to be returned to the payor thereof or such persons' trustee, receiver or other representative.

         6. Any and all notices or other communications required or permitted to be given under any of the provisions of this Guaranty shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class registered mail, return receipt requested, or by commercial courier or delivery service, addressed to the parties at the addresses set forth below (or at such other address as any party may specify by notice to all other parties given as aforesaid):

                                    If to Guarantor, to:

                                    Eastern Telecommunications Incorporated
                                    1451 West Cypress Creek Road
                                    Suite 200
                                    Fort Lauderdale, Florida 33309
                                    Attention: Gerald M. Dunne, Jr.

                                    with a copy to:

                                    Lawrence B. Fisher, Esq.
                                    Caterina A. Conti, Esq.
                                    Orrick, Herrington & Sutcliffe LLP
                                    666 Fifth Avenue
                                    New York, New York  10103


                                    10.30-57

                                    If to Obligees, to:

                                    Avrohom Oustatcher
                                    1002 Avenue K
                                    Brooklyn, New York  11230

                                    and

                                    Menachem Goldstone
                                    1259 East 8th Street
                                    Brooklyn, New York  11230

                                    with a copy to:

                                    David Brecher, Esq.
                                    Nathan & Brecher, LLP
                                    675 Third Avenue
                                    Sixteenth Floor
                                    New York, New York 10017

         7. All rights and remedies afforded to Obligees by reason of this Guaranty and the Obligations and any instrument or agreement securing the Obligations, or by law, are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission on the part of Obligees in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. No waiver of any rights and remedies hereunder shall be deemed made by Obligees unless in writing and duly executed. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.


         8. The obligation of Guarantor to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of GLD or its estate in bankruptcy or reorganization resulting from the operation of any present or future provision of the Federal Bankruptcy Act or other statute or from the decision of any court.



                                    10.30-58

         9. The liability of Guarantor under this Guaranty shall be reinstated with respect to any amount paid to Obligees by GLD which is thereafter required to be returned to GLD or any trustee, receiver or other representative of or for GLD, upon or by reason of the bankruptcy, insolvency, reorganization, or dissolution of GLD, or for any other reason, all as though such amount had never been paid by GLD.

         10. Guarantor hereby represents and warrants to, and covenants with, Obligees that:

                  (A) The execution and performance by Guarantor of the terms and provisions of this Guaranty have been duly authorized by all requisite corporate action, and neither the execution nor the performance of this Guaranty will violate any provision of law, any order of any court or other agency of government, the articles of incorporation or by-laws of Guarantor, or any indenture, agreement or other instrument to which it is a party, or by which it is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Guarantor pursuant to, any such indenture, agreement or instrument. In no event shall Guarantor be deemed to be in breach of any of the representations or warranties contained in this Section 10(A) if such representation or warranty would not have been false but for a breach of any representation or warranty made by Obligees in the Purchase Agreement.

                  (B) Guarantor will furnish to Obligees within ninety (90) days following the end of each fiscal year, unaudited statements of income of Guarantor for such fiscal year and an unaudited balance sheet of Guarantor as at the end of such fiscal year; provided, however, that Guarantor's obligations under this Section 10(B) shall terminate upon payment by GLD in full of all of the amounts described in clauses (i) and (ii) of Section 1 hereof, as long as, at such time, there is not an unsatisfied amount then due and payable by GLD to either Obligee, pursuant to clause (iii) of Section 1 hereof. All such financial statements shall be prepared in accordance with generally accepted accounting principles.

         11. Obligees and Guarantor each acknowledge and agree that any controversy which may arise under this Guaranty would be based upon difficult and complex issues and therefore, Obligees and Guarantor each agree that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

         12. Guarantor agrees that in the event this Guaranty shall be enforced by suit or otherwise, or if Obligees shall exercise or endeavor to exercise any of their remedies under the Obligations, Guarantor will reimburse Obligees, upon demand, for all expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees and expenses.



                                    10.30-59

         13. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely therein, without regard to conflicts of law rules or principles.

         14. Guarantor hereby irrevocably consents to the sole and exclusive jurisdiction and venue of the courts of the State of New York located in New York County and of any Federal court located in New York County in connection with any action or proceeding arising out of or relating to this Guaranty, or the breach thereof. Guarantor hereby irrevocably waives any objection to the laying of venue in New York County or based on the grounds of forum non conveniens, which Guarantor may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Guaranty.

         15. This Guaranty shall be construed and enforced without the aid of any canon or rule of law requiring construction against the party drawing or causing this Guaranty to be drawn.

         16. If any provision of this Guaranty shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Guaranty, and this Guaranty shall be carried out as if any such invalid or unenforceable provision were not contained herein.

         17. This Guaranty shall inure to the benefit of, and be enforceable by, Obligees and their successors and assigns, and shall be binding upon, and enforceable against, Guarantor and Guarantor's successors and assigns.

         18. This Guaranty constitutes the entire agreement of the parties with respect to the subject matter hereof, supersedes any previous agreements or understandings among the parties with respect to such subject matter, and may not be modified, amended or terminated except by a written agreement specifically referring to this Guaranty signed by Guarantor and Obligees.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed by its duly authorized officer as of the day and year first above written.


                                             EASTERN TELECOMMUNICATIONS
                                              INCORPORATED

                                             By:______________________________
                                                 Name:  Gerald M. Dunne, Jr.
                                                 Title: President




                                       10.30-60

                                                                       Exhibit E
                                PLEDGE AGREEMENT


         PLEDGE AGREEMENT, dated as of August 11, 1997, made by EASTERN TELECOMMUNICATIONS INCORPORATED, a New York corporation ("Pledgor"), in favor of AVROHOM OUSTATCHER, an individual residing at 1002 Avenue K, Brooklyn, New York 11230 ("Oustatcher"), and MENACHEM GOLDSTONE, an individual residing at 1259 East 8th Street, Brooklyn, New York 11230 ("Goldstone"), and AVROHOM OUSTATCHER, as agent (in such capacity, "Agent") for Oustatcher and Goldstone (Oustatcher and Goldstone are hereinafter sometimes referred to collectively as "Pledgees").

                              W I T N E S S E T H:

         WHEREAS, Pledgees and Group Long Distance, Inc., a Florida corporation ("GLD"), have entered into a Stock Purchase Agreement, dated as of August 11, 1997 (the "Purchase Agreement"), pursuant to which Pledgees have agreed to sell to GLD all of the issued and outstanding capital stock of Pledgor;

         WHEREAS, in connection with the Purchase Agreement, GLD has executed and delivered to each Pledgee a promissory note, of even date herewith, in the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) (collectively, the "Promissory Notes"), and Pledgor has guaranteed the obligations of GLD under the Promissory Notes and the Purchase Agreement pursuant to a Guaranty, of even date herewith, made by Pledgor in favor of Pledgees (the "Guaranty");

         WHEREAS, Pledgor will be benefitted by the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated thereby; and

         WHEREAS, Pledgees would be unwilling to execute and deliver the Purchase Agreement and consummate the transactions contemplated thereby but for the execution and delivery by Pledgor of this Pledge Agreement;

         NOW, THEREFORE, in order to induce Pledgees to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor agrees as follows:

                  1. Pledge and Security Interest. Pledgor hereby grants to Pledgees a security interest in the following property (collectively, the "Pledged Collateral"):

                  (a) Warrant Agreement #2 to Purchase Common Stock of Tel-Save Holdings, Inc., dated January 12, 1996, between Pledgor and Tel-Save Holdings, Inc. ("Tel-Save"), and Warrant Agreement #3 to Purchase Common Stock of
Tel-Save Holdings, Inc., dated January 12, 1996, between Pledgor and Tel-Save (collectively, the "Warrants"), and the certificates or the instruments, if any, representing the Warrants and all cash and other


                                    10.30-61
property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of the Warrants;

                  (b) Any and all shares of the Common Stock of Tel-Save received or receivable upon exercise of any of the Warrants, in whole or in part (the "Exercise Shares"), and the certificates or instruments, if any, representing the Exercise Shares and all dividends, interest, cash, instruments and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any of the Exercise Shares;

                  (c) all additional securities, financial assets or instruments received by Pledgor or payable to Pledgor by Tel-Save with respect to the Warrants or the Exercise Shares, and all dividends, interest, cash, instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such additional securities, financial assets or instruments; and

                  (d) all proceeds of any of the foregoing, including without limitation, all investment property or financial assets.

                  2. Security for Obligations. The security interests granted by this Agreement secure the payment and performance of the liabilities, obligations, covenants and agreements of Pledgor to Pledgees arising out of or incurred in connection with the Guaranty, as such liabilities, obligations, covenants and agreements may be hereafter amended, increased, decreased, supplemented or extended by any and all renewals, extensions, replacements or modifications of such Guaranty hereafter entered into. All of the liabilities and obligations secured hereby are collectively referred to as the "Obligations." The security interests granted herein shall continue in full force and effect until all of the Obligations are satisfied in full; provided, however, that such security interests shall terminate upon payment in full of all of the amounts described in clauses (i) and (ii) of Section 1 of the Guaranty, as long as, at such time, there is not an unsatisfied amount then due and payable by Pledgor to either Pledgee pursuant to clause (iii) of Section 1 of the Guaranty.

                  3. Appointment of Agent. Each Pledgee hereby makes, constitutes and appoints Agent his attorney-in-fact, with full power of substitution, to take possession of and hold the Pledged Collateral in accordance with the terms and conditions of this Agreement, and to take all such action and to execute and deliver all such instruments, notices, demands and other documents with respect to this Agreement in the name of and on behalf of each Pledgee as fully and with the same effect as if such action were taken and such instruments, notices, demands and other documents were executed by such Pledgee, and Agent hereby accepts such appointment. If Oustatcher is unable to serve as Agent due to death, disability, incapacity or for any other reason, then Goldstone shall serve as successor Agent. If both Oustatcher and Goldstone are unable to serve as Agent due to death, disability, incapacity or


                                    10.30-62
for any other reason, the representatives or successors of Oustatcher and Goldstone shall appoint a successor Agent.

                  4.       Delivery of Pledged Collateral.

                  (a) All certificates or instruments representing or evidencing the Pledged Collateral, including all certificates or instruments representing or evidencing Exercise Shares, shall be held by Agent or shall be delivered to and held by Agent pursuant hereto and shall be duly endorsed to Agent or shall be otherwise in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Pledgees. Upon the occurrence of an Event of Default, Pledgees shall have the right to register in their names or the names of their nominees any or all of the Pledged Collateral.

                  (b) This Agreement shall terminate and all certificates or instruments representing or evidencing the Pledged Collateral shall be promptly delivered to Pledgor upon payment in full of the Obligations. Pledgees will take all action reasonably requested by Pledgor to effectuate this Section 4(b).

                  5. Exercise of Warrants. Pledgor covenants and agrees that it shall not exercise any of the Warrants, in whole or in part, except in accordance with this Section 5. If Pledgor desires to exercise any Warrant, in whole or in part, it shall so notify Agent in writing, and shall deliver to Agent (i) payment, made out to Tel-Save, of the applicable exercise price for the amount of Exercise Shares which Pledgor desires to purchase, (ii) an executed Notice of Warrant Exercise in the form attached as Appendix A to the applicable Warrant(s), and (iii) written instructions (which specifically refer to this Agreement), in form and substance satisfactory to Pledgees, directing Tel-Save to deliver the Exercise Shares to Agent. Upon receipt of such items, Agent will promptly submit the same, together with the applicable Warrant(s), to Tel-Save in exchange for the Exercise Shares. The Exercise Shares shall constitute Pledged Collateral and shall be held by Agent in accordance with the terms and conditions of this Agreement. Upon any sale by Pledgor of the Exercise Shares, Agent shall deliver the Exercise Shares in accordance with Pledgor's written instructions, provided that GLD shall have made arrangements satisfactory to Agent in his sole discretion to pay to Oustatcher and Goldstone the full amount due and payable under the Promissory Notes immediately upon receipt by Pledgor of the purchase price for the Exercise Shares.

                  6. Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that Pledgees may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgees to exercise and enforce the rights and remedies hereunder with respect to any of the Pledged Collateral and to any property subsequently constituting Pledged Collateral pursuant to the terms hereof.



                                    10.30-63

                  7. Representations and Warranties. Pledgor represents and warrants to Pledgees that:

                  (a) Pledgor is the legal record and beneficial owner of the Pledged Collateral, it has all right, title and interest in and to the Pledged Collateral, and Pledgor will have all right, title and interest in and to any property subsequently constituting Pledged Collateral pursuant to the terms hereof, in each case free and clear of any liens, claims, security interests, and other encumbrances and free and clear of any warrants, options, and other rights of third parties;

                  (b) the pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement creates a valid first lien on and a first perfected security interest in such Pledged Collateral and the proceeds thereof, subject to no prior lien or any agreement purporting to grant to any third party a lien on the property or assets of Pledgor which would include the Pledged Collateral;

                  (c) the execution, delivery, and performance of this Pledge Agreement by Pledgor has been duly authorized by all necessary action, and Pledgor has received the consent of Tel-Save to the pledge of the Pledged Collateral pursuant to this Agreement.

In no event shall Pledgor be deemed to be in breach of any of the representations or warranties contained in this Section 7 if such representation or warranty would not have been false but for a breach of any representation or warranty made by Pledgees in the Purchase Agreement.

                  8.       Covenants.

                  (a) Until all of the Obligations are paid and performed in full, Pledgor agrees that it will not:

                  (i) sell, assign, transfer, grant any option with respect to, or otherwise convey any interest in any of the Pledged Collateral;

                  (ii) modify in any respect whatsoever, or cancel or terminate, any of the terms of or rights relating to the Pledged Collateral, without the prior written consent of Agent (provided, however, that Pledgor may agree to a thirty (30) day extension of Warrant Agreement #2 referred to in Section 1(a) above);

                  (iii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral;

                  (iv) declare or make any payment or distribution on, or acquire, any of its outstanding capital stock, or make any other payment to its stockholders;



                                    10.30-64

                  (v) issue any additional shares of its authorized but unissued capital stock;

                  (vi) authorize the issuance of any additional classes or series of capital stock or any other securities;

                  (vii) incur any indebtedness for borrowed money, purchase any assets or property on an installment or other deferred payment basis, enter into capitalized leases or sell and lease back any property or assets; or

                  (viii) guarantee or otherwise become liable for the obligation of any other person or entity, except for the Guaranty given to Pledgees in connection with the Promissory Notes.

         (b) Pledgor further agrees that, until all of the Obligations are paid and performed in full, Pledgor will, before the respective expiration dates, or any extension thereof, of the Warrants:

                  (i) exercise and enforce, to the fullest extent possible, all of the material rights, privileges and remedies available to Pledgor pursuant to the Warrants;

                  (ii) exercise and enforce, to the fullest extent possible, all of the material rights, privileges and remedies available to Pledgor pursuant to
(A) Registration Rights Agreement #2, dated as of January 12, 1996, by and between Tel-Save and Pledgor, and (B) Registration Rights Agreement #3, dated as of January 12, 1996, by and between Tel-Save and Pledgor (collectively, the "Registration Rights Agreements"); and

                  (iii) perform and comply with in all material respects, on a timely basis, all of the duties and obligations of Pledgor under the Warrants and the Registration Rights Agreements, and take all action necessary to ensure that the vesting contingencies referred to in paragraph 1(b)(2) of each of the Warrants are met on a timely basis so that Pledgor's rights under each of the Warrants shall be fully vested.

                  9. Agent Appointed Attorney-in-Fact. To effectuate the rights and remedies of Pledgees under this Agreement, Pledgor hereby irrevocably appoints Agent as Pledgor's attorney-in-fact, with full power of substitution, in the name of Pledgor or in the name of Pledgees, and from time to time, after an Event of Default (as defined below), in Agent's discretion to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement. In his capacity as such attorney-in-fact, Agent shall not be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law, but only for bad faith, willful misconduct or gross negligence. The power of attorney granted to Agent pursuant to this Section 9 is coupled with an interest and shall be irrevocable for as long as the security interests granted herein


                                    10.30-65
continue in full force and effect, as provided in Section 2 above. Thereafter, this power of attorney shall be null and void and Pledgees will deliver, at their own expense, any certificate or documentation reasonably requested by Pledgor to this effect.

                  10. Agent May Perform. If Pledgor fails to perform any agreement contained herein, and, if such failure is of a nature that it is susceptible of being cured, such failure shall continue uncured for a period of ten (10) days after receipt of written notice to Pledgor from Agent stating the specific non-performance, Agent may himself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable by Pledgor under Section 15 hereof; provided, however, that if Pledgees determine that such default is not of a nature that it is susceptible of being cured, then Pledgees shall have given Pledgor three (3) days prior written notice of such determination.

                  11. Agent and Pledgees' Duties. The powers conferred on Agent and Pledgees hereunder are solely to protect their interests in the Pledged Collateral and shall not impose any duty to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by them hereunder, Agent and Pledgees shall not have any duty hereunder as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. Without limiting the generality of the foregoing, neither Agent nor Pledgees shall have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Agent or Pledgees have or are deemed to have knowledge of such matters.

                  12. Events of Default. Pledgor shall be in default under this Agreement upon the occurrence of one or more of the following (each, an "Event of Default"):

                  (i) If there occurs an Event of Default (after giving effect to any applicable grace periods) as defined in: (a) either Promissory Note, (b) the Pledge Agreement of even date herewith, made by GLD in favor of Oustatcher and Goldstone, (c) the Security Agreement of even date herewith, made by GLD in favor of Oustatcher and Goldstone, (d) the Collateral Assignment of Contracts of even date herewith, made by Pledgor in favor of Oustatcher and Goldstone, or (e) the Security Agreement of even date herewith, made by Pledgor in favor of Oustatcher and Goldstone; or if Pledgor shall be in default of, or shall fail to comply with, any of its covenants, agreements or obligations contained in the Guaranty or any other document, instrument, agreement or contract executed by Pledgor evidencing, securing or otherwise relating to the Obligations or any of them;

                  (ii) If any statement, representation or warranty made in this Agreement or contained in any exhibit, statement, certificate or other document executed or delivered pursuant to or in connection with this Agreement shall have been incorrect in any material respect when made, unless Pledgees shall not have been materially prejudiced thereby;


                                    10.30-65
provided, however, that Pledgees shall have given three (3) days prior written notice to Pledgor of such incorrect statement, representation or warranty;

                  (iii) If Pledgor shall be in default of, or shall fail to comply with, in any material respect, any of its covenants, agreements or obligations contained in this Agreement and, if such default is of a nature that it is susceptible of being cured, such default shall continue uncured for a period of ten (10) days after receipt of written notice to Pledgor from Pledgees stating the specific default or defaults; provided, however, that if Pledgees determine that such default is not of a nature that it is susceptible of being cured, then Pledgees shall have given Pledgor three (3) days prior written notice of such determination; or

                  (iv) If the Pledged Collateral or any rights therein shall be subject to any judgment in excess of $2,000,000.

                  13. Remedies Upon Default. Upon the occurrence of an Event of
Default:

                  (i) Pledgees may exercise any or all of the Warrants, in whole or in part, in their sole discretion.

                  (ii) Pledgees may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the State of New York (the "Code") or under the applicable laws of any other jurisdiction and agreements and also may, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, brokers' board or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as Pledgees may deem commercially reasonable. Pledgor agrees that at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgees shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Pledgees may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (iii) Any and all cash proceeds received by Pledgees in respect of any exercise of the Warrants or any collection from, or other realization upon, all or any part of the Pledged Collateral, in the discretion of Pledgees, may be held by Pledgees as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Pledgees pursuant to Section 15 hereof) in whole or in part by Pledgees against, all or any part of the Obligations in such order as Pledgees shall elect. Any surplus of such cash or cash proceeds held by Pledgees and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.



                                    10.30-66

                  14. Private Sale. Pledgor acknowledges and recognizes that Pledgees may be unable to effect a public sale of all or a part of the Pledged Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgees than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Pledgees have no obligation to delay sale of any Pledged Collateral to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as from time to time amended, even if the issuer is willing to do so.

                  15. Indemnity and Expenses. Pledgor agrees to indemnify and hold Pledgees harmless from, against and in respect of any and all loss, liability, damage, cost or expense (including reasonable attorneys' fees and expenses) suffered or incurred by Pledgees under or by reason of this Agreement (including, without limitation, enforcement of this Agreement). Pledgor will upon demand pay to Pledgees the amount of any and all expenses, including the reasonable fees and expenses of counsel and of any experts and agents, which Pledgees may incur in connection with (i) the enforcement of this Agreement,
(ii) the custody or preservation of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Pledgees hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

                  16. No Delay; Single or Partial Exercise Permitted. No delay or omission on the part of Pledgees in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. No waiver of any rights and remedies hereunder shall be deemed made by Pledgees unless in writing and duly executed. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

                  17. Rights Cumulative. All rights and remedies of Pledgees pursuant to this Agreement shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

                  18. Severability. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any other governmental body or regulatory authority, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.


                                    10.30-67

                  19. Notices. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class registered mail, return receipt requested, or by commercial courier or delivery service, addressed to the parties at the addresses set forth below (or at such other address as any party may specify by notice to all other parties given as aforesaid):

                           If to Pledgor, to:

                           Eastern Telecommunications Incorporated
                           1451 West Cypress Creek Road
                           Suite 200
                           Fort Lauderdale, Florida 33309
                           Attention: Gerald M. Dunne, Jr.

                           with a copy to:

                           Lawrence B. Fisher, Esq.
                           Caterina A. Conti, Esq.
                           Orrick, Herrington & Sutcliffe LLP
                           666 Fifth Avenue
                           New York, New York  10103

                           If to Agent or Pledgees, to:

                           Avrohom Oustatcher
                           1002 Avenue K
                           Brooklyn, New York  11230

                           with a copy to:

                           David Brecher, Esq.
                           Nathan & Brecher, LLP
                           675 Third Avenue
                           16th Floor
                           New York, New York  10017

                  20. Continuing Security Interest. This Agreement creates a continuing security interest in the Pledged Collateral and shall (a) be binding upon Pledgor and its successors and assigns, and (b) inure to the benefit of Pledgees and their heirs, personal representatives, successors, transferees and assigns. The execution and delivery of this Agreement shall in no manner impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Obligations and no security taken hereafter as security for payment or performance of the Obligations shall impair in any manner or affect this Agreement or the security interest granted hereby, all such present and future


                                    10.30-69
additional security to be considered as cumulative security. Any of the Pledged Collateral may be released from this Agreement without altering, varying, or diminishing in any way this Agreement or the security interest granted hereby as to the Pledged Collateral not expressly released, and this Agreement and such security interest shall continue in full force and effect as to all of the Pledged Collateral not expressly released.

                  21. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, supersedes any previous agreements or understandings among the parties with respect to such subject matter, and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto.

                  22. Successors and Assigns. This Agreement shall be binding upon Pledgor and its successors and assigns, and shall inure to the benefit of and be enforceable by each Pledgee and his heirs, personal representatives, successors and assigns.

                  23. Captions. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  24. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

                  25. Survival of Agreement. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Promissory Notes and shall continue in full force and effect until the Obligations are paid and performed in full.

                  26. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely therein, without regard to conflicts of law rules or principles.

                  27. Jurisdiction and Venue. Each party hereby irrevocably consents to the sole and exclusive jurisdiction and venue of the courts of the State of New York located in New York County and of any Federal court located in New York County in connection with any action or proceeding arising out of or relating to this Agreement, or the breach thereof. Each party hereby irrevocably waives any objection to the laying of venue in New York County or based on the grounds of forum non conveniens, which such party may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement.

                  28. Waiver of Right to Jury Trial. Pledgees and Pledgor each acknowledge and agree that any controversy which may arise under this Agreement would be based upon difficult and complex issues and therefore, Pledgees and Pledgor each agree that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.


                                    10.30-70

                  29. No Construction Against Drafting Party. This Agreement shall be construed and enforced without the aid of any canon or rule of law requiring construction against the party drawing or causing this Agreement to be drawn.

                  IN WITNESS WHEREOF, Pledgor, intending to be legally bound, has executed this Agreement as of the date first above written.

                           EASTERN TELECOMMUNICATIONS
                           INCORPORATED



                           By:
                               -----------------------------
                               Name: Gerald M. Dunne, Jr.
                               Title: President


                               ------------------------------
                               Avrohom Oustatcher

                               ------------------------------
                               Menachem Goldstone



                                    10.30-71

                                                                      Exhibit F



                               SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of August 11, 1997, made by EASTERN TELECOMMUNICATIONS INCORPORATED, a New York corporation having an office at 1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309 ("Debtor"), in favor of AVROHOM OUSTATCHER, an individual residing at 1002 Avenue K, Brooklyn, New York 11230 ("Oustatcher"), and MENACHEM GOLDSTONE, an individual residing at 1259 East 8th Street, Brooklyn, New York 11230 ("Goldstone"), and AVROHOM OUSTATCHER, as agent (in such capacity, "Agent") for Oustatcher and Goldstone (Oustatcher and Goldstone are hereinafter sometimes referred to collectively as "Secured Party").

                              W I T N E S S E T H:

         WHEREAS, Oustatcher, Goldstone and Group Long Distance, Inc., a Florida corporation ("GLD"), have entered into a Stock Purchase Agreement, dated as of August 11, 1997 (the "Purchase Agreement"), pursuant to which Oustatcher and Goldstone have agreed to sell to GLD all of the issued and outstanding capital stock of Debtor;

         WHEREAS, in connection with the Purchase Agreement, GLD has executed and delivered to each of Oustatcher and Goldstone a promissory note, of even date herewith, in the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) (collectively, the "Promissory Notes"), and Debtor has guaranteed the obligations of GLD under the Promissory Notes and the Purchase Agreement pursuant to a Guaranty, of even date herewith, made by Debtor in favor of Oustatcher and Goldstone (the "Guaranty");

         WHEREAS, Debtor will be benefitted by the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated thereby; and

         WHEREAS, Oustatcher and Goldstone would be unwilling to execute and deliver the Purchase Agreement and consummate the transactions contemplated thereby but for the execution and delivery by Debtor of this Security Agreement to secure the payment and performance of Debtor's obligations under the Guaranty;

         NOW, THEREFORE, in order to induce Oustatcher and Goldstone to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Security Interest. In order to secure the performance and payment of the Obligations (as defined below), Debtor hereby grants to Secured Party a security interest in all property of Debtor, whether now owned or hereafter acquired, and all additions and accessions thereto, including, without limitation, the property described below:


                                    10.30-72

         1.1 Machinery, Equipment and Inventory. All of Debtor's machinery, equipment and inventory and other goods, wherever located, and all additions and accessions thereto or replacements thereof (collectively, the "Tangible Collateral");

         1.2 Accounts, General Intangibles. All of Debtor's accounts, contract rights, chattel paper, instruments, documents and general intangibles, and all additions and accessions thereto and replacements thereof, including, but not limited to, all licenses, franchises, permits and authorizations heretofore or hereafter granted or issued to Debtor under federal, state or local laws which permit or pertain to the operation of the business of Debtor, and all agreements relating to the operation of the business of Debtor, copyrights, patents, trademarks, trade names, trade styles, goodwill and going concern value (collectively, the "Intangible Collateral");

         1.3 Proceeds. All proceeds (including proceeds of insurance, eminent domain and other governmental taking and tort claims) and products of the Property described in Sections 1.1 and 1.2 above; and

         1.4 Books and Records. All of the books and records pertaining to the property described in Sections 1.1, 1.2 and 1.3 above.

All of the property described above is referred to collectively as the "Collateral." The security interest of Secured Party in the Collateral shall be superior and prior to all other liens, claims, encumbrances and security interests (collectively, "Liens") except for Permitted Liens (as defined in Section 4.1 below).

         2. Obligations Secured. The Collateral secures the payment and performance of the liabilities, obligations, covenants and agreements of Debtor to Secured Party arising out of or incurred in connection with the Guaranty, as such liabilities, obligations, covenants and agreements may be hereafter amended, increased, decreased, supplemented or extended by any and all renewals, extensions, replacements or modifications of such Guaranty hereafter entered into. All of the liabilities and obligations secured hereby are collectively referred to as the "Obligations." The security interests granted herein shall continue in full force and effect until all of the Obligations are satisfied in full; provided, however, that such security interests shall terminate upon payment in full of all of the amounts described in clauses (i) and (ii) of
Section 1 of the Guaranty, as long as, at such time, there is not an unsatisfied amount then due and payable by Debtor to Secured Party pursuant to clause (iii) of Section 1 of the Guaranty.

         3. Appointment of Agent. Each Secured Party hereby makes, constitutes and appoints Agent his attorney-in-fact, with full power of substitution, to take all such action and to execute and deliver all such instruments, notices, demands and other documents with respect to this Security Agreement in the name of and on behalf of each Secured Party as fully and with the same effect as if such action were taken and such instruments, notices, demands and other documents were executed by such Secured Party, and Agent hereby


                                    10.30-73
accepts such appointment. If Oustatcher is unable to serve as Agent due to death, disability, incapacity or for any other reason, then Goldstone shall serve as successor Agent. If both Oustatcher and Goldstone are unable to serve as Agent due to death, disability, incapacity or for any other reason, the representatives or successors of Oustatcher and Goldstone shall appoint a successor Agent.

         4. Representations and Warranties. Debtor hereby represents and warrants to Secured Party as follows:

                  4.1 Ownership of Collateral. All of the Collateral is and shall be free from any Lien except for Permitted Liens. For purposes of this Security Agreement, "Permitted Liens" means (A) liens for taxes not yet delinquent; (B) statutory inchoate liens in connection with workmen's compensation, unemployment insurance, or other social security obligations; (C) mechanic's, workman's, materialman's, landlord's, carrier's, or other similar liens arising in the ordinary course of business with respect to obligations that are not due; and
         (D) Liens existing prior to the date hereof.

                  4.2 Places of Business. The chief executive office of Debtor is located at 366 Pearsall Avenue, Cedarhurst, New York 11516, and Debtor does not conduct business at any other location. All of the Tangible Collateral and the books and records of Debtor are kept at such location. Debtor shall not, without the prior written consent of Secured Party, change the location of Debtor's chief executive office, or books and records, or any Tangible Collateral to any locations other than offices of Debtor at 1451 West Cypress Creek Road, Suite 200, Ft. Lauderdale, Florida 33309. Debtor shall give Secured Party at least 15 days' prior notice in the event Debtor commences operations or causes any Tangible Collateral to be located in any location other than the chief executive office or the other address specified above.

                  4.3 Financing Statements. Subject to the representations and warranties of Secured Party in the Purchase Agreement and except for the financing statements of Secured Party, no financing statement covering any Collateral or any proceeds thereof is on file in any public office.

                  4.4 Intangible Collateral. Subject to the Disclosure Schedule attached to the Purchase Agreement, the Intangible Collateral represents bona fide and existing indebtedness, obligations, liabilities, rights and privileges owed or belonging to Debtor to which, to the best of Debtor's knowledge, there is no valid defense, set-off or counterclaim against Debtor and in connection with which there is no default with respect to any payment or performance on the part of Debtor, or, to the best of Debtor's knowledge, any other party.

                  4.5 Tangible Collateral. All Tangible Collateral at all times shall be considered personal property.



                                    10.30-74

In no event shall Debtor be deemed to be in breach of any of the representations or warranties contained in this Section 4 if such representation or warranty would not have been false but for a breach of any representation or warranty made by Secured Party in the Purchase Agreement.

         5. Affirmative Covenants. Until all of the Obligations are paid and performed in full, Debtor agrees that it will:

                  5.1 Taxes. Subject to the tax sharing provisions in the Purchase Agreement, pay promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the property, income or receipts of Debtor or otherwise for which Debtor is or may be liable.

                  5.2 Insurance. At its sole expense, keep the Collateral insured against loss or damage by insurance policies which shall be in such form, with such companies and in such amounts as may be reasonably satisfactory to Secured Party.

                  5.3      Tangible Collateral.

                           5.3.1 Good Repair. Keep the Tangible Collateral in
                  good working order and repair and make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof at all times shall be materially maintained and preserved.

                           5.3.2 Insurance Requirements. Maintain the Tangible
                  Collateral at all times in accordance with the requirements of all insurance carriers which provide insurance with respect to such Tangible Collateral so that such insurance shall remain in full force and effect.

                           5.3.3 Certificates of Title. Upon the request of
                  Agent (i) promptly deliver to Agent all certificates of title pertaining to any Tangible Collateral acquired after the date hereof and (ii) take all actions reasonably requested by Secured Party to cause the Lien granted to Secured Party hereunder to be noted on such certificates of title.

                           5.3.4 Use of Collateral. Use the Tangible Collateral
                  in material compliance with all statutes, regulations, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto, and all other federal and state laws.

         5.4      Intangible Collateral.



                                    10.30-75

                           5.4.1 Payments. Make all payments and perform all
                  acts reasonably necessary to maintain and preserve the Intangible Collateral, including, without limitation, filing of documents, renewals or other information with any governmental or regulatory authority or any other entity.

                           5.4.2 Delivery of Instruments. Upon the request of
                  Agent, promptly deliver to Agent the original executed copies of all instruments which constitute part of the Intangible Collateral, together with such endorsements, assignments and other agreements as Agent may request in order to perfect the security interests created pursuant to this Security Agreement (collectively, the "Security Interests").

                           5.4.3 Accurate Records. At all times keep accurate
                  and complete records in all material respects of payment and performance by Debtor and other Persons of their respective obligations with respect to the Intangible Collateral and permit Secured Party or any of its agents to call at Debtor's place of business without hindrance or delay to inspect, audit, check or make extracts from the books, records, correspondence or other data relating to the Intangible Collateral.

                           5.4.4 Verification of Indebtedness. Upon request of
                  Agent after the occurrence and during the continuation of an Event of Default (after giving effect to any applicable grace periods), permit Agent himself, at any time, in the name of Secured Party or Debtor, to verify directly with the obligors the indebtedness due Debtor on any account or other item of Intangible Collateral.

                           5.4.5 Defaults, Other Claims. Promptly inform Agent
                  of any default in payment or performance by Debtor or any other person of any obligation with respect to the Intangible Collateral or of claims made by others in regard to the Intangible Collateral, if either could have a material adverse effect on the business of Debtor.

                  5.5 Collection of Proceeds. Collect the proceeds of indebtedness owing to Debtor by any person under any instrument or by any account debtor with respect to any account, contract right, chattel paper or general intangible.

                  5.6 Financing Statements; Further Assurances. Concurrently with the execution of this Security Agreement, and from time to time hereafter as requested by Agent, execute and deliver to Agent such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents, in form reasonably satisfactory to Secured Party, as Secured Party may require to perfect and continue in effect the Security Interests, to carry out the purposes of this Security Agreement and to protect Secured Party's rights hereunder. Debtor, upon demand, shall pay the cost of filing all such financing statements,


                                    10.36-76
         continuation statements, termination statements, amendments to any of the foregoing and other documents.

         6. Negative Covenants. Until all of the Obligations are paid and performed in full, Debtor agrees that it will not:

                  6.1 Sale or Transfer of Collateral. Sell, lease, assign or otherwise dispose of any of the Collateral, except for property which is not material to the continued operation of Debtor's business.

                  6.2 Modification. Except in the ordinary course of business, materially change the terms of payment or performance of any material obligation with respect to the Intangible Collateral without the prior written consent of Agent.

                  6.3 Installation of Tangible Collateral. Permit any of the Tangible Collateral to be installed, affixed or attached to the real estate of Debtor or any other person so as to become a part thereof or become in any sense a fixture not otherwise pledged to Secured Party.

                  6.4 Dividends and Distributions. Declare or make any payment or distribution on, or acquire, any of its outstanding capital stock, or make any other payment to its stockholders.

                  6.5 Indebtedness. Incur any indebtedness for borrowed money, purchase any assets or property on an installment or other deferred payment basis, enter into capitalized leases or sell and lease back any property or assets.

                  6.6 Guarantees. Guarantee or otherwise become liable for the obligation of any other person or entity, except for the Guaranty given to Secured Party.

                  6.7 Warrant Agreements. Sell, assign, transfer or otherwise convey any interest in (other than as provided in the Purchase Agreement or any Related Agreement, as defined in the Purchase Agreement), or waive, alter, modify, change the terms of, cancel or terminate: (i) Warrant Agreement #2 to Purchase Common Stock of Tel-Save Holdings, Inc., dated January 12, 1996, between Tel-Save Holdings, Inc. ("Tel-Save") and Debtor, or Warrant Agreement #3 to Purchase Common Stock of Tel-Save Holdings, Inc., dated January 12, 1996, between Tel- Save and Debtor; or (ii) Registration Rights Agreement #2, dated as of January 12, 1996, by and between Tel-Save and Debtor, or Registration Rights Agreement #3, dated as of January 12, 1996, by and between Tel-Save and Debtor (provided, however, that Debtor may agree to a thirty (30) day extension of Warrant Agreement #2 referred to above).



                                    10.30-77

                  7. Protection of Collateral. In the event of any failure of Debtor to (i) maintain in force and pay for any insurance or bond which Debtor is required to provide pursuant to this Security Agreement, (ii) keep the Tangible Collateral in good repair and operating condition, (iii) keep the Collateral free from all Liens except for Permitted Liens, (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, (v) make all payments and perform all acts on the part of Debtor to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral or (vi) keep fully and perform promptly any other of the obligations of Debtor under this Security Agreement or the Guaranty, then, in any such event, Agent, at its option, after three (3) days prior written notice to Debtor of such failure, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Debtor. Debtor shall reimburse Agent immediately upon demand for all sums paid or advanced on behalf of Debtor for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Agent in connection therewith and interest at the rate of 21% per annum on all sums so paid or advanced from the date of such payment or advancement until repaid to Agent. All such sums paid or advanced by Agent, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of the Obligations secured hereby.

                  8. Event of Default. Debtor shall be in default under this Security Agreement upon the occurrence of one or more of the following (each, an "Event of Default"):

                  8.1 Default under other Agreements. If there occurs an Event of Default (after giving effect to any applicable grace periods) as defined in (i) either Promissory Note, (ii) the Pledge Agreement of even date herewith, made by GLD in favor of Oustatcher and Goldstone,
         (iii) the Security Agreement of even date herewith, made by GLD in favor of Oustatcher and Goldstone, (iv) the Pledge Agreement of even date herewith, made by Debtor in favor of Oustatcher and Goldstone, or
         (v) the Collateral Assignment of Contracts of even date herewith, made by Debtor in favor of Oustatcher and Goldstone; or if there occurs a default under the Guaranty or any other document, instrument, agreement or contract executed by Debtor evidencing, securing or otherwise relating to the Obligations or any of them.

                  8.2 Incorrect Statement, Representation or Warranty. If any statement, representation or warranty made in this Security Agreement or contained in any exhibit, statement, certificate or other document executed or delivered pursuant to or in connection with this Security Agreement shall have been incorrect in any material respect when made, unless Secured Party shall not have been materially prejudiced thereby; provided, however, that the Secured Party shall have given three (3) days prior written notice to Debtor of such incorrect statement, representation or warranty.




                                    10.30-78

                  8.3 Breach of Covenants. If Debtor fails to comply, in any material respect, with any of its covenants or agreements contained in this Security Agreement when and as such compliance is due and, if such default is of a nature that it is susceptible of being cured, such default shall continue uncured for a period of ten (10) days after receipt of written notice to Debtor from Secured Party stating the specific default or defaults; provided, however, that if Secured Party determines that such default is not of a nature that it is susceptible of being cured, then Secured Party shall have given Debtor three (3) days prior written notice of such determination.

                  8.4 Proceedings Against the Collateral. If the Collateral or any rights therein shall be subject to any judgment in excess of $2,000,000.

         9. Remedies Upon Default. Upon the occurrence of an Event of Default:

                  9.1 Rights of Secured Party. Secured Party shall have all of the rights and remedies of a secured party under the New York Uniform Commercial Code (the "UCC") and under the applicable laws of any other jurisdiction, including without limitation any jurisdiction where any of the Collateral is located, and all other rights and remedies accorded to Secured Party at equity or law, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral, to continue operating the business of Debtor and to collect all revenues and profits thereof. Any notice of sale or other disposition of Collateral given not less than 10 days prior to such proposed action shall constitute reasonable and fair notice of such action. To the extent permitted by applicable law, Secured Party may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Secured Party shall determine. To the extent permitted by applicable law, Debtor shall be credited with the net proceeds of such sale only when such proceeds actually are received by Secured Party. Despite the consummation of any such sale, Debtor shall remain liable for any deficiency on the Obligations which remains outstanding following any such sale.

                  9.2 Assembly of Collateral. Upon the request of Agent, Debtor shall assemble and make the Collateral available to Agent at a place designated by Agent.

                  9.3 Proceeds. Debtor shall hold all proceeds of the Collateral collected by Debtor in trust for Secured Party, and promptly upon receipt thereof, turn over such proceeds to Secured Party in the exact form in which they were received.

                  9.4 Other Rights. Secured Party, at its election, and without notice to Debtor, may:


                                    10.30-79

                           9.4.1 Terminate Right of Collection. Terminate the
                  right of Debtor to collect the proceeds described in Section 9.3.

                           9.4.2 Notification. Notify the obligors under any
                  instruments and the account debtors of any account, contract right, chattel paper or general intangible to make all payments directly to Agent.

                           9.4.3 Collection of Payments. Demand, sue for,
                  collect or receive, in the name of Debtor or Secured Party, any money or Property payable or receivable on any item of Collateral.

                            9.4.4 Settlement. Settle, release, compromise,
                  adjust, sue upon or otherwise enforce any item of Collateral as Secured Party may determine.

                           9.4.5 Mail of Debtor; Endorsement of Checks. For the
                  purpose of enforcing Secured Party's rights under this Security Agreement, receive and open mail addressed to Debtor, and endorse notes, checks, drafts, money orders, documents of title or other forms of payment on behalf and in the name of Debtor.

         10. Power of Attorney. To effectuate the rights and remedies of Secured Party under this Security Agreement, Debtor hereby irrevocably appoints Agent as Debtor's attorney in-fact, with full power of substitution, in the name of Debtor or in the name of Secured Party, to:

                  10.1 Execution of Financing Statements. Execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Secured Party.

                  10.2 Execution of Other Documents. Take all action and execute all documents reasonably necessary to enable Secured Party to obtain and enjoy the full rights and benefits granted to Secured Party hereunder to the extent permitted by law.

The power of attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until all of the Obligations have been paid and performed in full. Upon the fulfillment of all of the Obligations, this power of attorney shall be null and void and Secured Party will deliver, at its own expense, any certificate or documentation reasonably requested by Debtor to this effect.

         11.      Certain Agreements of Debtor.

                  11.1 Waiver of Notice. Debtor hereby waives notice of the acceptance of this Security Agreement and, except as otherwise specifically provided in Section 9.1 above, all other notices, demands or protests to which Debtor otherwise might be


                                    10.30-80
         entitled by law (and which lawfully may be waived) with respect to this Security Agreement, the Obligations and the Collateral.

                  11.2 Rights of Secured Party. Debtor agrees that Secured Party
         (i) shall have no duty as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Secured Party with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Secured Party hereunder unless such waiver shall be in writing and shall be signed by Secured Party. Debtor and Secured Party acknowledge their intent that, upon the occurrence of an Event of Default (after giving effect to any applicable grace periods) Secured Party shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Secured Party under the Promissory Notes, the Guaranty, and the UCC or under the applicable law of any other jurisdiction, including without limitation any jurisdiction where any of the Collateral is located. Debtor and Secured Party further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Secured Party's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Secured Party to obtain such rights of access, use or sale, Secured Party and Debtor shall amend this Security Agreement, in such manner as Secured Party reasonably shall request, in order to provide Secured Party such rights to the greatest extent possible consistent with then applicable law and governmental policy.

                  11.3 No Delay; Single or Partial Exercise Permitted. No delay or omission on the part of Secured Party in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. No waiver of any rights and remedies hereunder shall be deemed made by Secured Party unless in writing and duly executed. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

                  12. Rights Cumulative. All rights and remedies of Secured Party pursuant to this Security Agreement, the Guaranty or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

                  13. Severability. In the event that any provision of this Security Agreement is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any other governmental or regulatory authority, this Security Agreement shall be construed as not containing such provision and the invalidity of such


                                    10.30-81
provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

         14. Notices. Any and all notices or other communications required or permitted to be given under any of the provisions of this Security Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class registered mail, return receipt requested, or by commercial courier or delivery service, addressed to the parties at the addresses set forth below (or at such other address as any party may specify by notice to all other parties given as aforesaid):

                                    If to Debtor, to:

                                    Eastern Telecommunications Incorporated
                                    1451 Cypress Creek Road, Suite 200
                                    Fort Lauderdale, Florida 33309
                                    Attention: Gerald M. Dunne, Jr.

                                    with a copy to:

                                    Lawrence B. Fisher, Esq.
                                    Caterina A. Conti, Esq.
                                    Orrick, Herrington & Sutcliffe LLP
                                    666 Fifth Avenue
                                    New York, New York 10103

                                    If to Secured Party or Agent, to:

                                    Avrohom Oustatcher
                                    1002 Avenue K
                                    Brooklyn, New York  11230

                                    with a copy to:

                                    David Brecher, Esq.
                                    Nathan & Brecher, LLP
                                    675 Third Avenue
                                    Sixteenth Floor
                                    New York, New York 10017

         15. Entire Agreement. This Security Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, supersedes any previous agreements or understandings among the parties with respect to such subject matter, and may not be modified, amended or terminated except by a written agreement specifically referring to this Security Agreement signed by all of the parties hereto.


                                    10.30-82

         16. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Secured Party and Debtor.

         17. Captions. The headings in this Security Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         18. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

         19. Survival of Security Agreement. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Promissory Notes and shall continue in full force and effect until the Obligations are paid and performed in full.

         20. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely therein, without regard to conflicts of law rules or principles.

         21. Jurisdiction and Venue. Each party hereby irrevocably consents to the sole and exclusive jurisdiction and venue of the courts of the State of New York located in New York County and of any Federal court located in New York County in connection with any action or proceeding arising out of or relating to this Security Agreement, or the breach thereof. Each party hereby irrevocably waives any objection to the laying of venue in New York County or based on the grounds of forum non conveniens, which such party may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Security Agreement.

         22. Waiver of Right to Jury Trial. Secured Party and Debtor each acknowledge and agree that any controversy which may arise under this Security Agreement would be based upon difficult and complex issues and therefore, Secured Party and Debtor each agree that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

         23. No Construction Against Drafting Party. This Security Agreement shall be construed and enforced without the aid of any canon or rule of law requiring construction against the party drawing or causing this Security Agreement to be drawn.

         24. Time of the Essence. Time for the performance of Debtor's obligations under this Security Agreement is of the essence.



                                    10.30-83

         IN WITNESS WHEREOF, this Security Agreement has been executed and delivered by Secured Party and by a duly authorized officer of Debtor on the date first set forth above.

                           EASTERN TELECOMMUNICATIONS
                             INCORPORATED

                           By:-----------------------------
                             Name:
                             Title:

                           ----------------------------------
                           Avrohom Oustatcher

                           ------------------------------
                           Menachem Goldstone





                                    10.30-84

                                                                      EXHIBIT G



                       COLLATERAL ASSIGNMENT OF CONTRACTS


         COLLATERAL ASSIGNMENT OF CONTRACTS ("Assignment"), dated as of August 11, 1997, made by EASTERN TELECOMMUNICATIONS INCORPORATED, a New York corporation, having an office at 1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309 ("Assignor"), in favor of AVROHOM OUSTATCHER, an individual residing at 1002 Avenue K, Brooklyn, New York 11230 ("Oustatcher"), and MENACHEM GOLDSTONE, an individual residing at 1259 East 8th Street, Brooklyn, New York 11230 ("Goldstone"), and AVROHOM OUSTATCHER, as agent (in such capacity, "Agent") for Oustatcher and Goldstone (Agent and Goldstone are hereinafter sometimes referred to collectively as "Assignees").

                              W I T N E S S E T H:

         WHEREAS, Oustatcher, Goldstone and Group Long Distance, Inc., a Florida corporation ("GLD"), have entered into a Stock Purchase Agreement, dated as of August 11, 1997 (the "Purchase Agreement"), pursuant to which Oustatcher and Goldstone have agreed to sell to GLD all of the issued and outstanding capital stock of Assignor;

         WHEREAS, in connection with the Purchase Agreement, GLD has executed and delivered to each of Oustatcher and Goldstone a promissory note, of even date herewith, in the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) (collectively, the "Promissory Notes"), and Assignor has guaranteed the obligations of GLD under the Promissory Notes pursuant to a Guaranty, of even date herewith, made by Guarantor in favor of Oustatcher and Goldstone (the "Guaranty");

         WHEREAS, Assignor will be benefitted by the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated thereby; and

         WHEREAS, Oustatcher and Goldstone would be unwilling to execute and deliver the Purchase Agreement and consummate the transactions contemplated thereby but for the execution and delivery by Assignor of this Assignment to secure the payment and performance of Assignor's obligations under the Guaranty;

         NOW, THEREFORE, in order to induce Oustatcher and Goldstone to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Assignment. In order to secure the performance and payment of the Obligations (as defined below), Assignor hereby grants to Assignees a security interest in, and collaterally assigns to Assignees all of Assignor's right, title and interest in and to: (i) Registration Rights Agreement #2, dated as of January 12, 1996, by and between Tel-Save


                                    10.30-85

Holdings, Inc. ("Tel-Save") and Assignor; (ii) Registration Rights Agreement #3, dated as of January 12, 1996, by and between Tel-Save and Assignor; and (iii) all other future agreements entered into between Tel-Save and Assignor relating to (A) the foregoing agreements, or (B) any securities of Tel-Save now or hereafter owned by Assignor. The agreements described in clauses (i) through
(iii) above are referred to individually as a "Contract" and collectively as the "Contracts."

         2. Obligations Secured. The security interests and collateral assignments granted pursuant to Section 1 above secure the payment and performance of the liabilities, obligations, covenants and agreements of Assignor to Assignees arising out of or incurred in connection with the Guaranty, as such liabilities, obligations, covenants and agreements may be hereafter amended, increased, decreased, supplemented or extended by any and all renewals, extensions, replacements or modifications of such Guaranty hereafter entered into. All of the liabilities and obligations secured hereby are collectively referred to as the "Obligations." The security interests and collateral assignments granted herein shall continue in full force and effect until all of the Obligations are satisfied in full; provided, however, that such security interests shall terminate upon payment in full of all of the amounts described in clauses (i) and (ii) of Section 1 of the Guaranty, as long as, at such time, there is not an unsatisfied amount then due and payable by Pledgor to either Pledgee pursuant to clause (iii) of Section 1 of the Guaranty.


         3. Appointment of Agent. Each Assignee hereby makes, constitutes and appoints Agent his attorney-in-fact, with full power of substitution, to take possession of and hold the Contracts in accordance with the terms and conditions of this Assignment, and to take all such action and to execute and deliver all such instruments, notices, demands and other documents with respect to this Assignment in the name of and on behalf of each Assignee as fully and with the same effect as if such action were taken and such instruments, notices, demands and other documents were executed by such Assignee, and Agent hereby accepts such appointment. If Oustatcher is unable to serve as Agent due to death, disability, incapacity or for any other reason, then Goldstone shall serve as successor Agent. If both Oustatcher and Goldstone are unable to serve as Agent due to death, disability, incapacity or for any other reason, the representatives or successors of Oustatcher and Goldstone shall appoint a successor Agent.

         4. Representations and Warranties. Assignor represents and warrants to Assignees that:

                  (a) The Contracts are valid and binding, enforceable in accordance with their terms, and in full force and effect and, after the assignment thereof to Assignees pursuant to this Assignment, Assignees will be entitled to the full benefits thereof;

                  (b) the security interests and collateral assignments created pursuant to this Assignment create a valid first lien on and a first perfected security interest in the Contracts


                                    10.30-86
and the proceeds thereof, subject to no prior lien or any agreement purporting to grant to any third party a lien on the property or assets of Assignor which would include the Contracts; and

                  (c) The execution, delivery, and performance of this Assignment by Assignor has been duly authorized by all necessary action, and Assignor has received the Consent of Tel-Save to the collateral assignment of the Contracts pursuant to this Assignment.

In no event shall Assignor be deemed to be in breach of any of the representations or warranties contained in this Section 4 if such representation or warranty would not have been false but for a breach of any representation or warranty made by Assignees in the Purchase Agreement.

         5. Covenants. Assignor covenants to and agrees with Assignees: (a) to observe and perform all material obligations imposed upon Assignor under each Contract and not to do, or permit to be done, anything to impair Assignor's rights thereunder; (b) not to assign, transfer or otherwise convey any interest in or under any Contract; (c) not to waive, alter, modify or change the terms of any Contract, or cancel or terminate the same, without the prior written consent of Assignees; and (d) to enforce the performance by Tel-Save under each Contract of all of Tel-Save's material obligations under such Contract.

         6. Security. This Assignment is for collateral security purposes only. So long as no Event of Default (as defined in Section 7 below) has occurred and is continuing, Assignor shall have the right to retain, use and enjoy all rights under each Contract.

         7. Events of Default. Debtor shall be in default under this Assignment upon the occurrence of one or more of the following (each, an "Event of Default"):

                  (i) If there occurs an Event of Default (after giving effect to any applicable grace periods) as defined in: (A) either Promissory Note, (B) the Security Agreement of even date herewith, made by Assignor in favor of Oustatcher and Goldstone, (C) the Pledge Agreement of even date herewith, made by GLD in favor of Oustatcher and Goldstone, (D) the Security Agreement of even date herewith, made by GLD in favor of Oustatcher and Goldstone, or (E) the Pledge Agreement of even date herewith, made by Assignor in favor of Oustatcher and Goldstone; or if Assignor shall be in default of, or shall fail to comply with, any of its covenants, agreements or obligations contained in the Guaranty or any other document, instrument, agreement or contract executed by Assignor evidencing, securing or otherwise relating to the Obligations or any of them;

                  (ii) If any statement, representation or warranty made in this Assignment or contained in any exhibit, statement, certificate or other document executed or delivered pursuant to or in connection with this Assignment shall have been incorrect


                                    10.30-87
         in any material respect when made, unless Assignees shall not have been materially prejudiced thereby; provided, however, that Assignees shall have given three (3) days prior written notice to Assignor of such incorrect statement, representation or warranty; or

                  (iii) If Assignor fails to comply in any material respect with any of its covenants, agreements or obligations contained in this Assignment and, if such default is of a nature that it is susceptible of being cured, such default shall continue uncured for a period of ten
         (10) days after receipt of written notice to Assignor from Assignees stating the specific default or defaults provided, however, that if Assignees determine that such default is not of a nature that it is susceptible of being cured, then Assignees shall have given Assignor three (3) days written notice of such determination.

         8. Remedies Upon Default. Upon the occurrence of an Event of Default (after giving effect to any applicable grace periods), if Assignees in their sole discretion so elect by giving written notice to Assignor and Tel-Save, the collateral assignment of the Contracts hereunder shall become absolute, whereupon Assignor's rights under the Contracts shall cease and terminate, and Assignees shall become the holders of the Contracts and shall be entitled to all of the rights and benefits thereof.

         9. Power of Attorney. To effectuate the rights and remedies of Assignees under this Assignment, Assignor hereby irrevocably appoints Agent as Assignor's attorney in-fact, with full power and substitution, in the name of Assignor or in the name of Assignees:

         (i) to do and perform any or all of the actions which Assignor is entitled to perform in connection with the Contracts, as fully, to all intents and purposes, as it could do if personally present; and

         (ii) to execute any instruments and to do or perform such further acts as may be reasonably required to evidence the termination of Assignor's rights with respect to the Contracts,

hereby ratifying and confirming all that its said attorney or its substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 9 is coupled with an interest and shall be irrevocable for as long as the security interests and collateral assignments granted herein continue in full force and effect, as provided in Section 2 above. Thereafter, this power of attorney shall be null and void and Assignees will deliver, at their own expense, any certificate or documentation reasonably requested by Assignor to this effect.

         10. Indemnification. Assignees may, but shall not be obligated to, perform or discharge any obligation, duty or liability of Assignor under any contract or under or by reason of this Assignment, and Assignor agrees to indemnify and hold Assignees harmless


                                    10.30-88
from, against and in respect of any and all loss, liability, damage, cost or expense (including reasonable attorneys' fees and expenses) suffered or incurred by Assignees, directly or indirectly, under any Contract or under or by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against Assignees by reason of any alleged obligations or undertakings on their part to perform or discharge any of the covenants or agreements contained in any Contract. If Assignees incur any such liability under any Contract or under or by reason of this Assignment or in defense of any such claims or demands, the amount thereof, including all costs, expenses and reasonable attorneys' fees and expenses, shall be added to the Obligations and Assignor shall reimburse Assignees therefor immediately upon demand.

         11. Financing Statements; Further Assurances. Until all of the Obligations are paid and performed in full, Assignor agrees that it will, concurrently with the execution of this Assignment, and from time to time hereafter as requested by Agent, execute and deliver to Agent such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents, in form reasonably satisfactory to Assignees, as Assignees may require to perfect and continue in effect the security interests created hereunder, to carry out the purposes of this Assignment and to protect Assignees' rights hereunder. Assignor, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

         12. Release of Assignment. Upon payment, performance and observance in full of the Obligations and the termination of the obligations of Assignor under the Guaranty, this Assignment shall be void and of no further force or effect and Assignees, upon the written request of Assignor, shall execute such documents as reasonably may be requested by Assignor to confirm the same; provided, however, that a certificate of Assignees, accompanied by documentation evidencing any unfulfilled Obligation and certifying that any of the Obligations then owing remain unsatisfied, shall constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment and any person may, and hereby is authorized to, rely thereon.

         13. No Delay; Single or Partial Exercise Permitted. No delay or omission on the part of Assignees in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. No waiver of any rights and remedies hereunder shall be deemed made by Assignees unless in writing and duly executed. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.



                                    10.30-89

         14. Rights Cumulative. All rights and remedies of Assignees pursuant to this Assignment, the Guaranty or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

         15. Severability. In the event that any provision of this Assignment is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any other governmental or regulatory authority, this Assignment shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

         16. Notices. Any and all notices or other communications required or permitted to be given under any of the provisions of this Assignment shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class registered mail, return receipt requested, or by commercial courier or delivery service, addressed to the parties at the addresses set forth below (or at such other address as any party may specify by notice to all other parties given as aforesaid):

                                    If to Assignor, to:

                                    Eastern Telecommunications Incorporated
                                    1451 West Cypress Creek Road
                                    Suite 200
                                    Fort Lauderdale, Florida 33309
                                    Attention: Gerald M. Dunne, Jr.

                                    with a copy to:

                                    Lawrence B. Fisher, Esq.
                                    Caterina A. Conti, Esq.
                                    Orrick, Herrington & Sutcliffe LLP
                                    666 Fifth Avenue
                                    New York, New York  10103

                                    If to Assignees or Agent, to:

                                    Avrohom Oustatcher
                                    1002 Avenue K
                                    Brooklyn, New York  11230

                                    with a copy to:

                                    David Brecher, Esq.
                                    Nathan & Brecher, LLP
                                    675 Third Avenue
                                    Sixteenth Floor
                                    New York, New York 10017


                                    10.30-90

         17. Entire Agreement. This Assignment constitutes the entire agreement of the parties with respect to the subject matter hereof, supersedes any previous agreements or understandings among the parties with respect to such subject matter, and may not be modified, amended or terminated except by a written agreement specifically referring to this Assignment signed by all of the parties hereto.

         18. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of and be enforceable by the each corporate party hereto and its successors and assigns, and each individual party hereto and his heirs, personal representatives, successors and assigns.

         19. Captions. The headings in this Assignment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         20. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

         21. Survival. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Promissory Notes and shall continue in full force and effect until the Obligations are paid and performed in full.

         22. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely therein, without regard to conflicts of law rules or principles.

         23. Jurisdiction and Venue. Each party hereby irrevocably consents to the sole and exclusive jurisdiction and venue of the courts of the State of New York located in New York County and of any Federal court located in New York County in connection with any action or proceeding arising out of or relating to this Assignment, or the breach thereof. Each party hereby irrevocably waives any objection to the laying of venue in New York County or based on the grounds of forum non conveniens, which such party may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Assignment.

         24. Waiver of Right to Jury Trial. Assignees and Assignor each acknowledge and agree that any controversy which may arise under this Assignment would be based upon difficult and complex issues and therefore, Assignees and Assignor each agree that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.


                                    10.30-91

         25. No Construction Against Drafting Party. This Assignment shall be construed and enforced without the aid of any canon or rule of law requiring construction against the party drawing or causing this Assignment to be drawn.

         IN WITNESS WHEREOF, this Assignment has been executed and delivered by Assignees and by a duly authorized officer of Assignor on the date first set forth above.

                           EASTERN TELECOMMUNICATIONS
                           INCORPORATED

                           By:
                              --------------------------------
                              Name: Gerald M. Dunne, Jr.
                              Title: President

                              ----------------------------------
                              Avrohom Oustatcher

                              ----------------------------------
                              Menachem Goldstone



                                    10.30-92

                                                                       Exhibit H

                                 GENERAL RELEASE

         TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,
KNOW THAT the undersigned, EASTERN TELECOMMUNICATIONS INCORPORATED, a New York corporation having its principal place of business at 1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309, as RELEASOR, in consideration of the sum of Ten Dollars ($10.00), received from AVROHOM OUSTATCHER, MENACHEM GOLDSTONE and ETI TELECOMMUNICATIONS INC., a New York corporation, as RELEASEES, receipt whereof is hereby acknowledged, releases and discharges each RELEASEE, and each RELEASEE's heirs, executors, administrators, personal representatives, successors and assigns, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against each RELEASEE, the RELEASOR or RELEASOR's successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE; provided, however, that nothing contained in this RELEASE shall be construed to release either Avrohom Oustatcher or Menachem Goldstone from any obligations that either of them may have to RELEASOR under any of the Related Agreements, as such term is defined in the Stock Purchase Agreement, dated as of August 11, 1997, among Avrohom Oustatcher, Menachem Goldstone and Group Long Distance, Inc. The words "RELEASOR" and "RELEASEES" include all releasors and all releasees under this RELEASE. This RELEASE may not be changed orally.

                  IN WITNESS WHEREOF, the RELEASOR has caused this RELEASE to be executed by its duly authorized officer on August 11, 1997.

                           EASTERN TELECOMMUNICATIONS
                           INCORPORATED

                           By:
                               ----------------------------
                               Name: Gerald M. Dunne, Jr.
                               Title: President


                                    10.30-93

STATE OF NEW YORK                   )
                                    ) ss:
COUNTY OF NEW YORK )

                  On this 10th day of August 1997, before me personally appeared Gerald M. Dunne, Jr., to me known, who, by me duly sworn, did depose and say that deponent resides at , , , that deponent is the President of Eastern Telecommunications Incorporated, the corporation described in and which executed the foregoing RELEASE, that deponent knows the seal of the corporation, that the seal affixed to the RELEASE is the corporate seal, that it was affixed by order of the board of directors of the corporation; and that deponent signed deponent's name by like order.


                                  ---------------------------------
                                  Notary Public


                                    10.30-94

                            INDEMNIFICATION AGREEMENT

         INDEMNIFICATION AGREEMENT, dated as of August 11, 1997, made by EASTERN TELECOMMUNICATIONS INCORPORATED, a New York corporation having an office at 1451 West Cypress Creek Road, Suite 200, Fort Lauderdale, Florida 33309 ("Indemnitor"), in favor of AVROHOM OUSTATCHER, an individual residing at 1002 Avenue K, Brooklyn, New York 11230, and MENACHEM GOLDSTONE, an individual residing at 1259 East 8th Street, Brooklyn, New York 11230 (individually, an "Indemnitee" and collectively, the "Indemnitees").

                              W I T N E S S E T H:

         WHEREAS, Indemnitees and Group Long Distance, Inc., a Florida corporation ("GLD"), have entered into a Stock Purchase Agreement dated as of August 11, 1997 (the "Purchase Agreement"), pursuant to which Indemnitees have agreed to sell to GLD all of the issued and outstanding capital stock of Indemnitor;

         WHEREAS, Indemnitees would be unwilling to execute and deliver the Purchase Agreement and consummate the transactions contemplated thereby but for the execution and delivery by Indemnitor of this Indemnification Agreement; and

         WHEREAS, Indemnitor will be benefitted by the execution and delivery of the Purchase Agreement and the consummation of the transactions contemplated thereby;

         NOW, THEREFORE, in order to induce Indemnitees to execute and deliver the Purchase Agreement and consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor agrees as follows:

         1. Indemnitor hereby agrees to indemnify and hold Indemnitees harmless from, against and in respect of any and all loss, claim, liability, damage, cost, expense, interest, award, judgment, fine and penalties (including reasonable legal fees and expenses) resulting from (i) any debts, liabilities, or obligations of Indemnitor, direct or indirect, fixed, contingent or otherwise, whether arising or existing before or after the date of the Purchase Agreement, and (ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation legal fees and expenses) incident to any of the foregoing or incurred in enforcing this indemnity; provided, however, this indemnity shall not apply to any Purchaser Loss (as defined in the Purchase Agreement) for which GLD is entitled to be indemnified by Indemnitees under the Purchase Agreement.


                                    10.30-95

         2. Whenever any claim shall arise for indemnification hereunder, Indemnitees shall provide written notice to Indemnitor as soon as possible but in no event later than thirty (30) days of becoming aware of any such claim to indemnification and, as expeditiously as possible thereafter, the facts constituting the basis for such claim. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person who is not a party to this Agreement, Indemnitor, at its sole cost and expense and upon written notice to Indemnitees, may assume the defense of any such claim or legal proceeding with counsel reasonably satisfactory to Indemnitees. Indemnitees shall be entitled to participate in the defense of any such action, with their own counsel and at their own expense. If Indemnitor does not assume the defense of any such claim or litigation resulting therefrom, Indemnitees may defend against such claim or litigation in such manner as they may deem appropriate.

         3. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect indefinitely.

         4. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or mailed by first class registered mail, return receipt requested, or by commercial courier or delivery service, addressed to the parties at the addresses set forth below (or at such other address as any party may specify by notice to all other parties given as aforesaid):

                                    If to Indemnitor, to:

                                    Eastern Telecommunications Incorporated
                                    1451 West Cypress Creek Road
                                    Suite 200
                                    Fort Lauderdale, Florida 33309
                                    Attention: Gerald M. Dunne, Jr.

                                    with a copy to:

                                    Lawrence B. Fisher, Esq.
                                    Caterina A. Conti, Esq.
                                    Orrick, Herrington & Sutcliffe LLP
                                    666 Fifth Avenue
                                    New York, New York  10103



                                    10.30-96

                                    If to Indemnitees, to:

                                    Avrohom Oustatcher
                                    1002 Avenue K
                                    Brooklyn, New York  11230

                                    and

                                    Menachem Goldstone
                                    1259 East 8th Street
                                    Brooklyn, New York  11230

                                    with a copy to:

                                    David Brecher, Esq.
                                    Nathan & Brecher, LLP
                                    675 Third Avenue
                                    Sixteenth Floor
                                    New York, New York 10017

         5. All rights and remedies afforded to Indemnitees by reason of this Agreement, or by law, are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission on the part of Indemnitees in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. No waiver of any rights and remedies hereunder shall be deemed made by Indemnitees unless in writing and duly executed. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

         6. Indemnitor hereby represents and warrants to Indemnitees that the execution and performance by Indemnitor of the terms and provisions of this Agreement have been duly authorized by all requisite corporate action, and neither the execution nor the performance of this Agreement will violate any provision of law, any order of any court or other agency of government, the articles of incorporation or by-laws of Indemnitor, or any indenture, agreement or other instrument to which it is a party or by which it is bound.



                                    10.30-97

         7. Indemnitees and Indemnitor each acknowledge and agree that any controversy which may arise under this Agreement would be based upon difficult and complex issues and therefore, Indemnitees and Indemnitor each agree that any court proceeding arising out of any such controversy will be tried in a court of competent jurisdiction by a judge sitting without a jury.

         8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely therein, without regard to conflicts of law rules or principles.

         9. Each party hereby irrevocably consents to the sole and exclusive jurisdiction and venue of the courts of the State of New York located in New York County and of any Federal court located in New York County in connection with any action or proceeding arising out of or relating to this Agreement, or the breach thereof. Each party hereby irrevocably waives any objection to the laying of venue in New York County or based on the grounds of forum non conveniens, which such party may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement.

         10. This Agreement shall be construed and enforced without the aid of any canon or rule of law requiring construction against the party drawing or causing this Agreement to be drawn.

         11. If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

         12. This Agreement shall inure to the benefit of, and be enforceable by, Indemnitees and their heirs, representatives, successors and assigns, and shall be binding upon, and enforceable against, Indemnitor and Indemnitor's successors and assigns.

         13. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, supersedes any previous agreements or understandings among the parties with respect to such subject matter, and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by Indemnitor and Indemnitees.

         14. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.


                                    10.30-98

         IN WITNESS WHEREOF, Indemnitor has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.


                                     EASTERN TELECOMMUNICATIONS
                                     INCORPORATED

                                     By:
                                        -----------------------------
                                        Name: Gerald M. Dunne, Jr.
                                        Title: President


                                      -------------------------------
                                      Avrohom Oustatcher


                                      -------------------------------
                                      Menachem Goldstone


                                    10.30-99